Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Period Start Date	Jan 1, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	AER
Entity Registrant Name	AerCap Holdings N.V.
Entity Central Index Key	0001378789
Entity Home Country ISO Code	NL
Entity Incorporation, State Country Name	The Netherlands
Entity Current Reporting Status	Yes
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Well-known Seasoned Issuer	Yes
Entity Common Stock, Shares Outstanding	149,232,426

Consolidated Balance Sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 404,450	$ 182,617
Restricted cash	222,464	140,746
Trade receivables, net of provisions of $3,392 in 2009 and $2,606 in 2010	49,055	48,070
Flight equipment held for operating leases, net	8,061,260	5,230,437
Net investment in direct finance leases	30,069	34,532
Notes receivable, net of provisions of nil in 2009 and nil in 2010	15,497	138,488
Prepayments on flight equipment	199,417	527,666
Investments	72,985	21,031
Goodwill	6,776	6,776
Intangibles	58,637	31,399
Inventory	121,085	102,538
Derivative assets	55,211	44,866
Deferred income taxes	94,560	80,098
Other assets	209,141	180,237
Total Assets	9,600,607	6,769,501
Liabilities and Equity
Accounts payable	16,045	11,832
Accrued expenses and other liabilities	121,389	80,399
Accrued maintenance liability	420,824	228,006
Lessee deposit liability	130,031	126,093
Debt	6,566,163	4,846,664
Accrual for onerous contracts	12,928	22,363
Deferred revenue	60,061	33,011
Derivative liabilities	55,769	7,801
Total Liabilities	7,383,210	5,356,169
Share capital	1,570	699
Additional paid-in capital	1,333,025	593,133
Accumulated other comprehensive income	5,005
Retained earnings	871,750	664,177
Total AerCap Holdings N.V. shareholders' equity	2,211,350	1,258,009
Non-controlling interest	6,047	155,323
Total Equity	2,217,397	1,413,332
Total Liabilities and Equity	$ 9,600,607	$ 6,769,501

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Assets
Provision for doubtful accounts	$ (2,606)	$ (3,392)

Consolidated Income Statements (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Revenues
Lease revenue	$ 960,811	[1]	$ 650,604	$ 605,253
Sales revenue	850,034	[1]	324,781	616,554
Management fee revenue	11,815	[1]	12,074	11,749
Interest revenue	4,269	[1]	10,105	18,515
Other revenue	7,532	[1]	5,703	4,181
Total Revenues	1,834,461	[1]	1,003,267	1,256,252
Expenses
Depreciation	333,753	[1]	220,996	169,392
Asset impairment	14,437	[1]	32,574	18,789
Cost of goods sold	785,322	[1]	248,897	506,312
Interest on debt	240,258	[1]	92,152	219,172
Operating lease-in costs	12,332	[1]	13,090	14,512
Leasing expenses	68,102	[1]	65,164	55,569
Provision for doubtful accounts receivable	1,167	[1]	963	3,746
Selling, general and administrative expenses	120,228	[1]	116,201	128,268
Other expenses			2,965
Total Expenses	1,575,599	[1]	793,002	1,115,760
Income from continuing operations before income taxes	258,862	[1]	210,265	140,492
Provision for income taxes	(22,316)	[1]	(3,894)	431
Bargain purchase gain ('Amalgamation gain'), net of transaction expenses	274	[1]
Net income	236,820	[1]	206,371	140,923
Net loss (income) attributable to non-controlling interest	(29,247)	[1]	(41,205)	10,883
Net income attributable to AerCap Holdings N.V.	$ 207,573	[1]	$ 165,166	$ 151,806
Basic and diluted earnings per share	$ 1.81	[1]	$ 1.94	$ 1.79
Weighted average shares outstanding, basic and diluted	114,952,639	[1]	85,036,957	85,036,957

[1]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Cash Flows
Net income	$ 236,820	[1]	$ 206,371	$ 140,923
Adjustments to reconcile net income to net cash provided by operating activities:
Amalgamation gain	(31,023)	[1],[2],[3]
Depreciation	333,753	[1]	220,996	169,392
Asset impairment	14,437	[1]	32,574	18,789
Amortization of debt issuance costs	26,410	[1]	16,364	16,239
Amortization of intangibles	22,070	[1]	15,701	14,615
Gain on discounted purchase of securitized bonds				(2,783)
Provision for doubtful notes and accounts receivable	1,312	[1]	1,364	3,746
Capitalized interest on pre-delivery payments	(590)	[1]	(1,106)	(2,098)
Gain on disposal of assets	(37,203)	[1]	(36,007)	(80,341)
Mark-to-market of non-hedged derivatives	769	[1]	(18,929)	51,646
Deferred taxes	17,707	[1],[3]	2,228	(642)
Share-based compensation	3,402	[1]	3,910	6,858
Changes in assets and liabilities:
Trade receivables and notes receivable, net	(371)	[1]	(6,686)	(5,208)
Inventories	3,183	[1]	35,238	(5,469)
Other assets and derivative assets	(8,319)	[1]	(7,236)	(48,581)
Other liabilities	(14,170)	[1]	(63,968)	(75,823)
Deferred revenue	14,182	[1]	(1,613)	1,348
Net cash provided by operating activities	582,369	[1]	399,201	202,611
Purchase of flight equipment	(1,939,874)	[1]	(1,264,446)	(1,286,609)
Proceeds from sale/disposal of assets	664,218	[1]	153,481	467,539
Prepayments on flight equipment	(140,094)	[1]	(453,305)	(339,422)
Receipt of notes receivable in defeasance structures				44,157
Purchase of subsidiaries, net of cash acquired	103,691	[1],[3],[4]
Purchase of investments	(7,500)	[1]		(17,550)
Sale of investments				6,234
Purchase of intangibles	(9,006)	[1]		(21,410)
Movement in restricted cash	(50,262)	[1]	(27,349)	(18,325)
Net cash used in investing activities	(1,378,827)	[1]	(1,591,619)	(1,165,386)
Issuance of debt	2,324,609	[1]	2,431,839	1,642,784
Repayment of debt	(1,485,690)	[1]	(1,414,456)	(742,258)
Debt issuance costs paid	(60,889)	[1]	(32,723)	(44,933)
Maintenance payments received	149,408	[1]	99,664	98,980
Maintenance payments returned	(42,250)	[1]	(46,897)	(64,572)
Security deposits received	29,535	[1]	42,169	43,644
Security deposits returned	(39,710)	[1]	(12,840)	(25,842)
Issuance of equity interests	110,243	[1],[5]
Capital contributions from non-controlling interests	32,375	[1]	111,700	5,000
Net cash provided by financing activities	1,017,631	[1]	1,178,456	912,803
Net increase (decrease) in cash and cash equivalents	221,173	[1]	(13,962)	(49,972)
Effect of exchange rate changes	660	[1]	3,016	1,799
Cash and cash equivalents at beginning of period	182,617		193,563	241,736
Cash and cash equivalents at end of period	$ 404,450		$ 182,617	$ 193,563

[1]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[3]	The consolidated statement of cash flow for the year ended December 31, 2010, includes a reclassification, as compared to the 6-K filed on February 24, 2011, of $33,073 from net cash provided by operating activities to net cash used in investing activities.
[4]

	Year ended December 31,
	2008	2009	2010 (a) (b)
	(US dollars in thousands)
Purchase of subsidiaries, net of cash acquired:
Consideration paid (34.4 million shares issued at a share price of $10.83)	—	—	$372,327
Fair value of net assets acquired	—	—	(403,350)
Amalgamation gain	—	—	31,023
Cash acquired	—	—	103,691

Purchase of subsidiaries, net of cash acquired	$—	$—	$103,691

[5]

	Year ended December 31,
	2008	2009	2010 (a) (b)
	(US dollars in thousands)
The issuance of equity interest is a net presentation of the following items:
Consideration paid (29.8 million shares issued at a share price of $13.85)	—	—	$413,376
Purchase of non-controlling interests	—	—	(262,092)
Purchase of investments	—	—	(41,041)

Issuance of equity interests (net cash received)	$—	$—	$110,243

Supplemental cash flow information:
Interest paid	141,330	100,012	185,106
Taxes paid (refunded)	631	(3,446)	641

Consolidated Statements of Equity (USD $) In Thousands, except Share data	Share Capital [Member]	Additional paid-in capital [Member]		Accumulated other comprehensive income [Member]		Retained earnings [Member]	AerCap Holdings N.V. shareholders' equity [Member]		Non-controlling interest [Member]		Total
Balance (in shares), beginning of period at Dec. 31, 2007	85,036,957
Balance, beginning of period at Dec. 31, 2007	$ 699	$ 602,469				$ 347,205	$ 950,373		$ 30,782		$ 981,155
Share-based compensation		6,858					6,858				6,858
Purchase of non-controlling interests									(7,881)		(7,881)
Capital contributions from non-controlling interests									5,000		5,000
Comprehensive income:
Net income for the period						151,806	151,806		(10,883)		140,923
Comprehensive income						151,806	151,806		(10,883)		140,923
Balance (in shares), end of period at Dec. 31, 2008	85,036,957
Balance, end of period at Dec. 31, 2008	699	609,327				499,011	1,109,037		17,018		1,126,055
Share-based compensation		3,910					3,910				3,910
Default AerVenture partner		25,078	[1]				25,078	[1]	(25,078)	[1]
Sale to new AerVenture partner		(45,182)	[2]				(45,182)	[2]	74,578	[2]	29,396	[2]
Capital contributions from non-controlling interests									47,600		47,600
Comprehensive income:
Net income for the period						165,166	165,166		41,205		206,371
Comprehensive income						165,166	165,166		41,205		206,371
Balance, end of period at Dec. 31, 2009	699	593,133				664,177	1,258,009		155,323		1,413,332
Balance (in shares), beginning of period at Dec. 31, 2009	85,036,957
Share-based compensation		2,842					2,842				2,842
Issuance of equity capital (in shares)	64,195,469
Issuance of equity capital	871	784,832					785,703				785,703
Purchase of non-controlling interests		(49,854)	[3]				(49,854)	[3]	(214,439)	[3]	(264,293)	[3]
Sale to joint venture partner		2,072					2,072		2,072
Capital contributions from non-controlling interests									37,988		37,988
Comprehensive income:
Other comprehensive income				5,005	[4]		5,005	[4]			5,005	[4]
Net income for the period						207,573	207,573		29,247		236,820	[5]
Comprehensive income				5,005		207,573	212,578		29,247		241,825
Balance (in shares), end of period at Dec. 31, 2010	149,232,426
Balance, end of period at Dec. 31, 2010	$ 1,570	$ 1,333,025		$ 5,005		$ 871,750	$ 2,211,350		$ 6,047		$ 2,217,397

[1]	In March 2009, the 50% joint venture partner in AerVenture, LoadAir failed to make $80.0 million in required capital contributions to AerVenture, and as a result, LoadAir lost its voting rights and economic rights in AerVenture with the exception of certain rights to limited residual payments upon liquidation of AerVenture. As of March 31, 2009 AerVenture was a wholly owned subsidiary. The default of LoadAir increased shareholders' equity by $25,078, through the elimination of the related non-controlling interest.
[2]	In June 2009, we sold 50% of AerVenture to Waha. The sale decreased shareholders' Equity by $45,182, through the establishment of the related non-controlling interest in accordance with ASC 810.
[3]	In November 2010, we repurchased Waha's 50% equity interest in AerVenture (Note 1). The purchase is accounted for as an equity transaction and no gain or loss was recorded in accordance with ASC 810.
[4]	In 2010 we entered into interest rate swaps for which we achieved cash flow hedge accounting treatment.
[5]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

General	12 Months Ended
Dec. 31, 2010
General [Abstract]
General [Text Block]

1. General

The Company

We are an integrated global aviation company, conducting aircraft and engine leasing and trading and parts sales. We also provide a wide range of aircraft management services to other owners of aircraft. We are headquartered in The Netherlands and have offices in Ireland, the United States, Singapore, China, the United Arab Emirates and the United Kingdom with a total of 356 employees, as of December 31, 2010.

These consolidated financial statements include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. is a Netherlands public limited liability company ("naamloze vennootschap or N.V.") formed on July 10, 2006 for the purpose of acquiring all of the assets and liabilities of AerCap Holdings C.V. AerCap Holdings C.V. is a limited partnership ("commanditaire vennootschap") formed under the laws of The Netherlands on June 27, 2005 for the purposes of acquiring the share capital, subordinated debt and senior debt of debis AirFinance B.V. ("AerCap B.V."), which occurred on June 30, 2005 (the "2005 Acquisition"). In anticipation of our initial public offering, we changed our corporate structure from a Netherlands partnership to a Netherlands public limited liability company. This change was effected through the acquisition of all of the assets and liabilities of AerCap Holdings C.V. by AerCap Holdings N.V. on October 27, 2006. In accordance with ASC 805, "Business Combinations", this acquisition was a transaction under common control and accordingly, AerCap Holdings N.V. recognized the acquisition of the assets and liabilities of AerCap Holdings C.V. at their carrying values and no goodwill or other intangible assets were recognized. On November 27, 2006, we completed an initial public offering of 6,800,000 of our common shares at  $23 per share (Note 17) generating net proceeds of  $143,017 which we used to repay debt. On August 6, 2007 we completed the secondary offering of 20,000,000 additional ordinary shares on The New York Stock Exchange. On March 25, 2010, the all-share acquisition of Genesis was completed ("the Genesis Transaction") and increased our outstanding ordinary shares by 34,348,858 million. On November 11, 2010, we completed a transaction with Abu Dhabi-based investment holding company Waha Capital PJSC ("Waha"). As part of this transaction our outstanding ordinary shares increased by 29,846,611 million. As of December 31, 2010, we had 149,232,426 shares issued and outstanding.

Genesis Transaction

The Genesis Transaction which was completed on March 25, 2010 is fully reflected in all AerCap Holdings N.V. 2010 consolidated financial statements except for the first quarter 2010 income statement (including the number of outstanding shares used for earnings per share calculations) and cash flow statement. The amalgamation gain of  $274 (net of transaction expenses) is reflected in one line item in the income statement and the impact of the Genesis Transaction on the cash flow statement was also reflected in a one line item (purchase of subsidiaries, net of cash acquired).

Our main reasons for the Genesis Transaction included among others, the ability to achieve several key strategic and financial objectives in a single transaction, such as access to a significant amount of unrestricted cash without the dilutive impact on earnings per share as compared to other alternatives, the combination of Genesis' expected unrestricted cash generation with our growth outlook, the improvement of our quality of earnings, the increase in our global client base, significant cost synergies and improved stock trading liquidity for shareholders. We believe that the Genesis Transaction creates a company that is a leading participant in the aircraft and engine leasing businesses, with a strong balance sheet and diversified and profitable business lines.

We allocated the purchase price of the Genesis Transaction to tangible assets, liabilities and identifiable intangible assets acquired, based on their estimated fair values.

The fair value of Genesis' flight equipment held for operating leases was determined using the market approach. In the aviation industry, appraisal data is considered to reflect the highest and best use of the flight equipment on an "in use" basis. The estimated fair value of Genesis' flight equipment was therefore based on appraisal data in combination with current market transactions, taking into account the current maintenance condition of the underlying flight equipment including the hours and cycles on the aircraft since the last major maintenance event. The fair value assigned to identifiable intangible assets acquired was based on estimates and assumptions made by management. Intangible assets, consisting of lease premium, are amortized over the remaining life of the lease, using a straight-line amortization method. The weighted average amortization period of the intangible assets is 50 months. The fair value of Genesis' debt has been determined based on the income approach. The income approach was performed through the use of a net present value calculation. The fair value of the Genesis net assets acquired can be summarized as follows:

Fair value of net assets acquired as of March 25, 2010
(US dollars in thousands)
Assets
Cash and cash equivalents	$103,691
Restricted cash	31,456
Flight equipment held for operating leases	1,337,412
Intangibles (lease premium)	42,975
Deferred income taxes	34,089
Other assets	6,915

Total Assets	1,556,538
Liabilities
Accrued maintenance liability	$107,757
Debt	947,013
Derivative liabilities	66,196
Other liabilities	32,222

Total liabilities	1,153,188

Net assets acquired	$403,350

Consideration paid (34.4 million shares at a share price of $10.83, exchange ratio 1:1)	372,327

Amalgamation gain	$31,023

Transaction expenses	(30,749)

Amalgamation gain, net of transaction expenses	$274

Supplemental Pro Forma Data (Unaudited)

The unaudited pro forma statement of operations data below gives effect to the Genesis Transaction, as if it had occurred on January 1, 2009 and January 1, 2010, respectively. This pro forma data is presented for informational purposes only and does not purport to be indicative of the results of future operations or of the results that would have occurred had the acquisitions taken place at January 1, 2009 and January 1, 2010, respectively. The unaudited pro forma statement of operations data presented below does not reflect the anticipated realization of cost reductions and does not include the transaction expenses.

	Year ended December 31, 2009	Year ended December 31, 2010
Pro forma total revenue	$1,195,622	$1,889,121
Pro forma net income	183,944	218,534
Pro forma net income per share	$1.54	$1.77

Waha Transaction

On November 11, 2010, we completed a transaction with Waha. As part of this transaction, we issued approximately 29.8 million new shares to Waha. In exchange, we received  $105 million in cash, Waha's 50% interest in the joint venture company AerVenture, a 40% interest in Waha's 12-aircraft portfolio and a 50% interest in Waha's 4-aircraft portfolio. As of December 31, 2010, AerVenture is wholly owned subsidiary of AerCap.

Variable interest entities

As further discussed in Note 14, we hold equity and subordinated debt investments in ALS I, ALS II and AerFunding. ALS I, ALS II and AerFunding are variable interest entities and we, as their primary beneficiaries under ASC 810, consolidate the accounts of ALS I, ALS II and AerFunding in our accounts since their inception dates.

In May 2006, we signed a joint venture agreement with China Aviation Supplies Holding Company ("China Aviation") and affiliates of Crédit Agricole establishing AerDragon. AerDragon is 50% owned by China Aviation and 25% owned by each of us and Crédit Agricole. The joint venture owned nine aircraft at December 31, 2010, one of which it purchased from Airbus through an assignment of our purchase right under our 1999 Forward Order and one which it purchased directly from us. We act as guarantor to the lenders of AerDragon related to debt secured by the aircraft which AerDragon purchased directly from us. We provide certain aircraft and accounting related services to the joint venture. We have determined that AerDragon is a variable interest entity. AerCap further determined that it is not the primary beneficiary of AerDragon and accordingly, we account for our investment in AerDragon according to the equity method. With the exception of debt for which we act as guarantor, the obligations of AerDragon are non-recourse to us. At December 31, 2010, our maximum exposure to losses incurred by AerDragon consists of the carrying amount of our equity investment of  $30.3 million and the face value of the debt guaranteed of  $25.0 million, totaling  $55.3 million.

In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture entered into between us and Deucalion Aviation Funds, acquired a portfolio of 19 aircraft from TUI Travel. The aircraft acquired are leased back to TUI Travel for varying terms. The aircraft portfolio was financed through a  $425.7 million senior debt facility and  $125.6 million of subordinated debt consisting of  $62.8 million from us and  $62.8 million from our joint venture partner. Under certain circumstances and at certain times, if the joint venture cannot meet its obligations under the senior debt facility, and the joint venture partners do not make additional subordinated capital available to the joint venture, AerCap can be required to purchase the aircraft from the joint venture for a price equal to the outstanding senior debt facility balance plus certain expenses and taxes in connection with the purchase. We have also entered into agreements to provide management and marketing services to AerCap Partners I. We have determined that AerCap Partners I is a variable interest entity for which we are the primary beneficiary. As such, we have consolidated AerCap Partners I in our accounts.

In 2010, we entered into three 50% joint ventures with three separate joint venture partners. The three joint ventures collectively own ten aircraft, consisting of three A330 aircraft, three A320 aircraft and four CRJ aircraft (joint venture with Waha). We have determined that these three joint ventures are variable interest entities for which we are the primary beneficiary. As such, we have consolidated these three joint ventures in our accounts. In 2010, we also entered into a 40% joint venture with Waha, which owns 12 aircraft. We have determined that the 40% joint venture is a variable interest entity. AerCap further determined that it's not the primary beneficiary of the 40% joint venture and accordingly, we account for our investment in the 40% joint venture according to the equity method.

We also have an economic interest in AerCo. AerCo is a variable interest entity for which we determined that we are not the primary beneficiary and accordingly we do not consolidate AerCo in our consolidated financials statements. We have not assigned any value on our balance sheet for our investment in AerCo, because we do not expect to realize any value.

Risks and uncertainties

Aircraft and engine leasing is a capital intensive business and we have significant capital requirements. In order to meet our commitments under our forward order contracts, we will need to access committed debt facilities, secure additional financing for pre-delivery payment obligations, use our existing available cash balances, cash generated from aircraft leasing and sales, and, if necessary, the proceeds from potential capital market transactions. If we cannot meet our obligations under our forward purchase commitments, we will not recover the value of prepayments on flight equipment on our balance sheets and may be subject to other contract breach damages.

We are dependent upon the viability of the commercial aviation industry, which determines our ability to service existing and future operating leases of our aircraft and engines. Although the aviation market recovered significantly in 2010 after the 2008-09 global recession, a deterioration of economic conditions and the current increase in oil prices could cause our lessees to default under their leases with us, which could negatively impact our cash flows and results of operations. Furthermore, the value of the largest asset on our balance sheet—flight equipment held for operating leases—is subject to fluctuations in the values of commercial aircraft and engines worldwide. A material decrease in aircraft or engine values could have a downward effect on lease rentals and residual values and may require that the carrying value of our flight equipment be materially reduced. In addition, if we are not able to sell our existing parts and engine inventory, we may be required to reduce the carrying value of such inventory through impairment charges.

The values of trade receivables, notes receivable, intangible lease premium assets and the provision for onerous contracts are dependent upon the financial viability of related lessees, which is directly tied to the health of the commercial aviation market worldwide.

We have significant tax losses carried forward in some of our subsidiaries, which are recognized as tax assets on our balance sheet. The recoverability of these assets is dependent upon the ability of the related entities to generate a certain level of taxable income in the future. If those entities cannot generate such taxable income, we will not realize the value of those tax assets and a corresponding valuation allowance and tax charge will be required.

We periodically perform reviews of the carrying values of our aircraft and customer receivables, inventory, the recoverable value of deferred tax assets and the sufficiency of accruals and provisions, substantially all of which are sensitive to the above risks and uncertainties.

Summary of significant accounting policies	12 Months Ended
Dec. 31, 2010
Summary of significant accounting policies [Abstract]
Summary of significant accounting policies [Text Block]

2. Summary of significant accounting policies

Basis for presentation

Our financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

We consolidate all companies in which we have a direct and indirect legal or effective control and all variable interest entities for which we are deemed the primary beneficiary under ASC 810. All intercompany balances and transactions with consolidated subsidiaries have been eliminated. The results of consolidated entities are included from the effective date of control or, in the case of variable interest entities, from the date that we are or become the primary beneficiary. The results of subsidiaries sold or otherwise deconsolidated are excluded from the date that we cease to control the subsidiary or, in the case of variable interest entities, when we cease to be the primary beneficiary.

Other investments in which we have the ability to exercise significant influence and joint ventures are accounted for under the equity method of accounting.

The consolidated financial statements are stated in United States dollars, which is our functional currency.

Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. For us, the use of estimates is or could be a significant factor affecting the reported carrying values of flight equipment, inventory, intangibles, goodwill, investments, trade and notes receivable, deferred tax assets and accruals and reserves. Management considers information available from professional appraisers, where possible, to support estimates, particularly with respect to flight equipment. Despite management's best efforts to accurately estimate such amounts, actual results could materially differ from those estimates.

In the year ended December 31, 2009, we changed our estimates of useful lives and residual values of certain older aircraft which are designated for part-out during the next three years. The change in estimates is a result of the current market conditions that have negatively affected the useful lives and residual values for older fuel-inefficient aircraft.

Cash and cash equivalents

Cash and cash equivalents include cash and highly liquid investments with an original maturity of three months or less. A portion of our cash and cash equivalents is held by subsidiaries and access to such cash by us for group purposes is limited. The most significant cash balances to which we have limited access for group purposes are with our wholly-owned subsidiary AeroTurbine. The cash and cash equivalents are however freely usable by AeroTurbine for its operations and are not restricted as to withdrawal or usage at the respective subsidiary level.

The access to AeroTurbine's cash and cash equivalents for group purposes is limited by its revolving credit facility, which limits dividend payments to us to a maximum of  $10.0 million per year. However, under limited circumstances, we are able to receive cash from AeroTurbine through the sale of assets to it at arms-length prices. These assets are typically older generation aircraft which are scheduled to be disassembled by AeroTurbine. AeroTurbine generally funds these purchases by drawing on its revolving credit facility. AeroTurbine's cash and cash equivalents were  $34.7 million as of December 31, 2010.

Restricted cash

Restricted cash includes cash held by banks that is subject to withdrawal restrictions.

Trade receivables

Trade receivables represent unpaid, current lease obligations of lessees under existing lease contracts. Allowances are made for doubtful accounts where it is considered that there is a significant risk of non-recovery. The assessment of risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor's operating environment.

Flight equipment held for operating leases, net

Flight equipment held for operating leases, including aircraft, is stated at cost less accumulated depreciation and impairment. Costs incurred in the acquisition of aircraft or related leases are included in the cost of the flight equipment and depreciated over the useful life of the equipment or term of the related lease. In instances where the purchase price includes additional consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated cost is recognized as an intangible lease premium which is amortized over the term of the related lease. The cost of improvements to flight equipment are normally expensed unless the improvement materially increases the long-term value of the flight equipment or extends the useful life of the flight equipment. In instances where the increased value benefits the existing lease, such capitalized cost is depreciated over the life of the lease. Otherwise, the capitalized cost is depreciated over the remaining useful life of the aircraft. Flight equipment acquired is depreciated over the assets' useful life, based on 25 years from the date of manufacture, using the straight-line method to the estimated residual value. The current estimates for residual (salvage) values for most aircraft types are 15% of original manufacture cost. Engines purchased primarily for leasing through our AeroTurbine operations are depreciated on a straight-line basis. Current production model engines and out-of-production model engines that are expected to be leased are depreciated to a residual value of approximately 60% of cost over a period of 15 and 7 years, respectively. Engines expected to be disassembled and sold through AeroTurbine's parts business upon termination of the lease are depreciated over the remaining lease term to a residual value based on expected net part-out proceeds. The carrying value of flight equipment that is designated for part-out is transferred to the inventory pool. We discontinue the depreciation of our flight equipment when it is held as inventory. Differences between our estimates of useful lives and residual values and actual experience may result in future impairments of aircraft or engines and/or additional gains or losses upon disposal. We review residual values of aircraft and engines periodically based on our knowledge of current residual values and residual value trends to determine if they are appropriate and record adjustments as necessary.

We apply ASC 360, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of and requires that all long-lived assets be evaluated for impairment where circumstances indicate that the carrying amounts of such assets may not be recoverable. We normally evaluate these events and circumstances on an annual basis. However, given current market conditions the evaluation is performed on a quarterly basis. The review for recoverability includes an assessment of the estimated future cash flows associated with the use of an asset and its eventual disposition. The assets are grouped at the lowest level for which identifiable cash flows are largely independent of other groups of assets. In relation to flight equipment on operating lease, the impairment assessment is performed on each individual aircraft. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized. The loss is measured as the excess of the carrying amount of the impaired asset over its fair value.

Fair value reflects the present value of cash expected to be received from the aircraft in the future, including its expected residual value discounted at a rate commensurate with the associated risk. Future cash flows are assumed to occur under then current market conditions and assume adequate time for a sale between a willing buyer and a willing seller. Expected future lease rates are based on all relevant information available, including current contracted rates for similar aircraft, appraisal data and industry trends. Residual (salvage) value assumptions generally reflect an aircraft's booked residual, except where more recent industry information indicates a different value is appropriate. We generally focus our impairment assessment on older aircraft and engines as the cash flows supporting the carrying value of such older aircraft and engines are more dependent upon current lease contracts, which leases are more sensitive to weaknesses in the global economic environment. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might triggering further impairments.

Flight equipment held for sale

We classify flight equipment which is subject to an executed sales agreement or an exercised purchase option as flight equipment held for sale and cease recognizing depreciation expense on such flight equipment at the time the sale contract is signed. We carry equipment held for sale at the lower of its carrying amount or fair value less cost to sell. Subsequent changes to the asset's fair value, either increases or decreases, are recorded as adjustments to the carrying value of the flight equipment; however, any such adjustment would not result in exceeding the original carrying value of the flight equipment held for sale.

Notes receivable

Notes receivable arise primarily from (i) the restructuring and deferring of trade receivables from lessees experiencing financial difficulties and (ii) the sale of aircraft to lessees where we finance a portion of the aircraft purchase price through an interest bearing note secured by a security interest in the aircraft sold. Allowances are made for doubtful accounts where there is a significant risk of non-recovery of the note receivable. The assessment of the risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor's operating environment.

Capitalization of interest

We capitalize interest related to progress payments made in respect of flight equipment on forward order and add such amount to prepayments on flight equipment. The amount of interest capitalized is the actual interest costs incurred on funding specific to the progress payments or the amount of interest costs which could have been avoided in the absence of such progress payments.

Investments

We may hold debt and equity interests in third parties, including interests in asset securitization vehicles. In instances where those interests are in the form of debt securities or equity securities that have readily determinable fair values, we apply the provisions of ASC 320 and designate each security as either held to maturity or available for sale securities.

We report equity investments where the fair value is not readily determinable at cost, reduced for any other than temporary impairment.

We evaluate our investments in all debt and equity instruments regularly for other than temporary impairments in their carrying value and record a write-down to estimated fair market value as appropriate.

Goodwill

Goodwill represents the excess of the cost of acquisition of subsidiaries over the fair value of identifiable net assets at the dates of acquisition. Goodwill is not amortized, but is tested for impairment annually or more often when events or circumstances indicate that there may have been impairment.

Definite-lived intangible assets

We recognize intangible assets acquired in a business combination in accordance with the principles of ASC 810. The identified intangible assets are recorded at fair value on the date of acquisition. The rate of amortization of definite-lived intangible assets is calculated with reference to the period over which we expect to derive economic benefits from such assets. In instances where the purchase of flight equipment or the allocated fair value in a business combination includes consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated costs are recognized as an intangible lease premium asset and amortized on a straight-line basis over the term of the related lease as a reduction of lease revenue. Similarly, we recognize a lease deficiency liability as part of accrued expenses and other liabilities for lease contracts where the terms of the lease contract are unfavorable to market terms and amortize the liability over the term of the related lease as an addition to lease revenue. We consider lease renewals on a lease by lease basis. We generally do not assume lease renewals in the determination of the lease premiums or deficiencies given a market participant would expect the lessee to renegotiate the lease on then market terms. We evaluate all definite-lived intangible assets for impairment in accordance with ASC 360.

Intangibles assets related to customer relationships are amortized over ten years, which is the length of time that we expect to benefit from existing customer relationships. The amortization in each year is based on the anticipated sales in each year which benefit from such relationships. Our FAA certification for AeroTurbine is amortized straight-line over 15 years, the remaining estimated useful life of the engine type to which the repair station certificate relates.

Inventory

Inventory, which consists primarily of engine and airframe parts and rotable and consumable parts, is valued at the lower of cost or market value. Cost is primarily determined using the specific identification method for individual part purchases and on an allocated basis for engines and aircraft purchased for disassembly and bulk inventory purchases. Costs are allocated using the relationship of the cost of the engine, aircraft or bulk inventory purchase to the estimated retail sales value at the time of purchase. At the time of sale, this ratio is applied to the sales price of each individual part to determine its cost. We evaluate this ratio on a quarterly basis and if necessary we update sales estimates and make prospective adjustments to this ratio. Any inventory identified with an estimated sales value lower than the carrying value is reduced to the estimated sales value at the time of the review. Generally, inventory that is held for more than four years is considered excess inventory and its carrying value is reduced to zero.

Expenditures required for the recertification or betterment of inventory are capitalized in inventory and are expensed as the parts associated with such costs are sold.

Derivative financial instruments

We use derivative financial instruments to manage our exposure to interest rate risks and foreign currency risks. Derivatives are accounted for in accordance with ASC 815. All derivatives are recognized on the balance sheet at their fair value. Fair value includes a consideration of the credit rating and risk attaching to the counterparty of the derivative contract. We have considered both the quantitative and qualitative factors when determining our counterparty credit risk.

When cash flow hedge accounting treatment is achieved under ASC 815, the changes in fair values related to the effective portion of the derivatives are recorded in accumulated other comprehensive income, and the ineffective portion is recognized immediately in income. Changes in fair value related to the effective portion of the derivatives are reclassified out of accumulated other comprehensive income into income for any ineffective portion of the derivative contract which is calculated at each quarter end. Amounts reflected in accumulated other comprehensive income related to the effective portion are reclassified into earnings in the same period or periods during which the hedged transactions affects earnings.

We discontinue hedge accounting prospectively when (i) we determine that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its fair value on the balance sheet, recognizing changes in the fair value in current-period earnings. The remaining balance in accumulated other comprehensive income at the time we discontinue hedge accounting is not recognized in the income statement unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in earnings when earnings are affected by the hedged transaction.

When cash flow hedge accounting treatment is not achieved under ASC 815, the changes in fair values between periods are recognized as a reduction or increase of interest expense on the income statement.

Net cash received or paid under derivative contracts where material in any reporting period is classified as operating cash flow in our consolidated cash flow statements.

Deferred income taxes (assets and liabilities)

We report deferred taxes of our taxable subsidiaries resulting from the temporary differences between the book values and the tax values of assets and liabilities using the liability method. The differences are calculated at nominal value using the enacted tax rate applicable at the time the temporary difference is expected to reverse. Deferred tax assets attributable to unutilized losses carried forward or other timing differences are reduced by a valuation allowance if it is more likely than not that such losses will not be utilized to offset future taxable income.

Other assets

Other assets consist of receivables from aircraft manufacturers, prepayments, debt issuance costs, interest and other receivables and other tangible fixed assets. Other tangible fixed assets consist of computer equipment, motor vehicles and office furniture and are valued at acquisition cost and depreciated at various rates between 16% to 33% per annum over the assets' useful lives using the straight-line method. We capitalize costs incurred in arranging financing as debt issuance costs. Debt issuance costs are amortized to interest expense over the term of the related financing.

Accrued maintenance liability

In all of our aircraft leases, the lessees are responsible for maintenance and repairs of our flight equipment and related expenses during the term of the lease. In some instances, we may incur maintenance and repair expenses for off-lease aircraft. We recognize leasing expenses in our income statement for all such expenditures. In many operating lease and finance lease contracts, the lessee has the obligation to make a periodic payment of supplemental maintenance rent which is calculated with reference to the utilization of airframes, engines and other major life-limited components during the lease. Up to July 2008 we did not recognize such supplemental rent received as revenue, but as an accrued maintenance liability. From July 1, 2008 forward the Company changed the estimate of the amount of maintenance rent expected to be reimbursed to lessees. The change in estimate arose from the implementation of an improved model used to forecast future maintenance reimbursements. AerCap records as revenue all maintenance rent receipts not expected to be repaid to lessees. In these leases, upon lessee presentation of invoices evidencing the completion of qualifying maintenance on the aircraft or engine, we make a payment to the lessee to compensate for the cost of the maintenance, up to the maximum of the supplemental maintenance rental payments made with respect to the lease contract. In shorter-term lease contracts (primarily engine lease contracts) where the terms of the lease are designed specifically to allow us to directly manage the occurrence, timing and associated cost of qualifying maintenance work on the flight equipment, supplemental rents collected during the lease are recognized as lease revenue. For flight equipment subject to these shorter-term contracts, we record a charge to leasing expenses at the time maintenance work is performed on the flight equipment.

In most lease contracts not requiring the payment of supplemental rents, the lessee is required to re-deliver the aircraft in a similar maintenance condition (normal wear and tear excepted) as when accepted under the lease, with reference to major life-limited components of the aircraft. To the extent that such components are redelivered in a different condition than at acceptance, there is an end-of-lease compensation adjustment for the difference at redelivery. We recognize receipts of end-of-lease compensation adjustments as lease revenue when received and payments of end-of-lease adjustments as leasing expenses when paid.

In addition, we may be obligated to make additional payments to the lessee for maintenance related expenses (lessor maintenance contributions or top-ups) primarily related to usage of major life-limited components occurring prior to entering into the lease. We account for planned major maintenance activities such as lessor contributions and top-ups based on the expense as incurred method in accordance with the Airline Audit and Accounting Guide. We record a charge to leasing expenses at the time of the occurrence of a lessor contribution or top-up payment, except in instances where we have established an accrual as an assumed liability for such payment in connection with the purchase of an aircraft with a lease attached, in which case such payments are charged against the existing accrual.

For all of our lease contracts, any amounts of accrued maintenance liability existing at the end of a lease are released and recognized as lease revenue at lease termination. When flight equipment is sold, the portion of the accrued maintenance liability which is not specifically assigned to the buyer is released from the balance sheet and recognized as sales revenue as part of the sale of the flight equipment.

Accrual for onerous contracts

We make an accrual for onerous contracts where the undiscounted costs of performing under a contract or series of related contracts exceed the undiscounted benefits expected to be derived from such contracts. In connection with a purchase business combination, accruals are recorded at the present value of such differences.

Revenue recognition

As lessor, we lease flight equipment principally under operating leases and report rental income ratably over the life of the lease as it is earned. We account for lease agreements that include step rent clauses on a straight line basis. Lease agreements for which base rent is based on floating interest rates are included in minimum lease payments based on the floating interest rate existing at the inception of the lease; any increases or decreases in lease payments that result from subsequent changes in the floating interest rate are contingent rentals and are recorded as increases or decreases in lease revenue in the period of the interest rate change. In certain cases, leases provide for rentals based on usage. The usage may be calculated based on hourly usage or on the number of cycles operated, depending on the lease contract. We cease revenue recognition on a lease contract when the collectability of such rentals is no longer reasonably assured. For past-due rentals which have been recognized as revenue, provisions are established on the basis of management's assessment of collectability and to the extent such rentals exceed related security deposits held, and are recorded as expenses on the income statement.

Most of our lease contracts require payment in advance. Rentals received, but unearned under these lease agreements are recorded as deferred revenue on the balance sheet.

Sales revenues originate from the sale of aircraft, engines and parts and are recognized when the delivery of the relevant asset is complete and the risk of loss has transferred to the buyer.

Revenues from direct finance leases are recognized on the interest method to produce a level yield over the life of the finance lease. Expected unguaranteed residual values of leased assets are based on our assessment of residual values and independent appraisals of the values of leased assets remaining at expiration of the lease terms.

Revenue from secured loans, notes receivables and other interest bearing instruments is recognized on an effective yield basis as interest accrues under the associated contracts. Revenue from lease management fees is recognized as income as it accrues over the life of the contract. Revenue from the receipt of lease termination penalties is recorded at the time cash is received or when the lease is terminated, if collection is reasonably assured. Other revenue includes any net gains we generate from the sale of aircraft related investments, such as our subordinated interests in securitization vehicles and notes, warrants or convertible securities issued by our lessees, which we receive from lessees as compensation for amounts owed to us in connection with lease restructurings.

Share-based compensation

We account for share-based compensation in accordance with ASC 718. Accordingly, we recognize compensation expense when it becomes probable that participants in share-based incentive plans, who hold direct or indirect equity interests in our shares or options to acquire such shares, will be able to achieve fair value. The amount of such expense is determined by reference to the fair value of the share or share option on the date of grant. The timing of expense recognition is determined with reference to the timing of lapsing of restrictions on restricted shares and vesting on share options, including the lapsing of repurchase rights which allow other parties to repurchase participants' shares at less than fair market value.

Foreign currencies

Foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at the time the transaction took place or at the rates of exchange under related forward contracts where such contracts exist. Subsequent receivables or payables resulting from such foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at each balance sheet date. All resulting exchange gains and losses are taken to the income statement under selling, general and administrative expenses.

Variable interest entities

We account for investments in variable interest entities in accordance with ASC 810, Consolidation.

Earnings Per Share

Earnings per share is presented in accordance with ASC 260 which requires the presentation of "basic" earnings per share and "diluted" earnings per share. Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. For the purposes of calculating diluted earnings per share, the denominator includes both the weighted average number of shares of common stock outstanding during the period and the weighted average number of potentially dilutive common stock, such as stock options.

Restricted cash	12 Months Ended
Dec. 31, 2010
Restricted cash [Abstract]
Restricted cash [Text Block]

3. Restricted cash

Restricted cash consists of the following at December 31:

	2009	2010
Cash securing our obligations under ECA-guaranteed financings	$7,581	$37,883
Cash securing our obligations under ALS I debt	38,861	39,770
Cash securing our obligations under ALS II debt	11,925	13,982
Cash securing our obligations under UBS revolving credit facility debt	44,447	56,594
Cash securing our obligations under Genesis Funding Limited ("GFL") securitization debt	—	18,526
Cash securing our obligations under TUI portfolio acquisition facility debt	10,692	11,608
Cash securing our obligations under other debt	10,095	47,745
Cash securing our obligations under the LILO head leases (Note 15) and cash securing the guarantee of lease obligations/indebtedness of a LILO sublessee (Note 13)	6,837	6,837
Cash securing our obligations under derivative instruments	5,880	(12,560)
Other	4,428	2,079

	$140,746	$222,464

The cash securing our obligations under all our debt facilities is restricted and can only be used to pay for operating expenses incurred by the respective financing vehicle and to pay for interest and debt amortization of the respective debt. The majority of the restricted cash represents collections of these structures in the previous period, which will be paid as interest and debt amortization at the next payment date. The cash securing our rights and obligations under derivative instruments relates to interest rate caps and swaps for which we had to pay cash into restricted cash accounts for the benefit of our counterparties or for which we received cash into restricted cash accounts from our counterparties for our benefit.

Trade receivables, net of provisions	12 Months Ended
Dec. 31, 2010
Trade receivables, net of provisions [Abstract]
Trade receivables, net of provisions [Text Block]

4. Trade receivables, net of provisions

Trade receivables consist of the following at December 31:

	2009	2010
Trade receivables	$51,462	$51,661
Allowance for doubtful accounts	(3,392)	(2,606)

	$48,070	$49,055

Trade receivables include amounts invoiced to lessees in respect of lease rentals and maintenance reserves. As of December 31, 2010, we did not have any trades receivables recorded in relation to lessee defaults.

The change in the allowance for doubtful trade receivable is set forth below:

	Year ended December 31,
	2008	2009	2010
Provision at beginning of period	$4,088	$11,983	$3,392
Expense for doubtful accounts receivable	3,746	963	1,167
Other(a)	4,149	(9,554)	(1,953)

Provision at the end of period	$11,983	$3,392	$2,606

(a)
Other includes direct write offs and cash accounting for certain trade receivables.

Flight equipment held for operating leases, net	12 Months Ended
Dec. 31, 2010
Flight equipment held for operating leases, net [Abstract]
Flight equipment held for operating leases, net [Text Block]

5. Flight equipment held for operating leases, net

Movements in flight equipment held for operating leases during the periods presented were as follows:

	Year ended December 31,
	2008	2009	2010
Net book value at beginning of period	$3,050,160	$3,989,629	$5,230,437
Fair value of flight equipment acquired in acquisitions	—	—	1,337,412
Additions	1,445,321	1,649,520	2,531,719
Depreciation	(164,249)	(215,574)	(329,639)
Impairment (Note 22)	(7,278)	(32,378)	(11,764)
Disposals	(319,793)	(119,349)	(646,841)
Transfers to direct finance leases/flight equipment held for sale	3,480	—	(3,550)
Transfer to inventory	(14,867)	(41,411)	(46,514)
Other(a)	(3,145)	—	—

Net book value at end of period	$3,989,629	$5,230,437	$8,061,260

Accumulated depreciation/impairment at December 31, 2008, 2009 and 2010	$(361,676)	$(542,309)	$(856,894)
(a)
As discussed further in Note 15, we settled onerous contract accruals at a discount of  $3,145 in 2008. This discount was applied to reduce the net book value of the related aircraft.

At December 31, 2010 we owned 271 aircraft and 95 engines, which we leased under operating leases to 118 lessees in 50 countries. The geographic concentrations of leasing revenues are set out in Note 19.

Prepayments on flight equipment (including related capitalized interest) of  $140,414,  $375,690 and  $468,933 have been applied against the purchase of aircraft during the years ended December 31, 2008, 2009 and 2010, respectively.

The following table indicates our contractual commitments for the prepayment and purchase of flight equipment in the periods indicated as of December 31, 2010:

	2011	2012	2013	Thereafter
Capital expenditures	$597,603	$461,023	$135,610	$284,530
Pre-delivery payments	43,531	34,227	56,125	106,593

	$641,134	$495,250	$191,735	$391,123

Our current operating lease agreements expire over the next twelve years. The contracted minimum future lease payments receivable from lessees for equipment on non-cancelable operating leases at December 31, 2010 are as follows:

Contracted minimum future lease receivables
2011	$933,787
2012	869,610
2013	764,556
2014	623,906
2015	509,374
Thereafter	1,497,443

$5,198,676

The titles to certain aircraft leased in the United States are held by a U.S. trust company as required by U.S. law. We are the beneficial owner of these aircraft and the aircraft are recorded under flight equipment held for operating lease on the consolidated balance sheets. The trust company is administered by a bank. The aircraft are segregated from the bank's assets and will not be considered part of the bank's bankruptcy estate in the event of a trustee bankruptcy.

Notes receivable	12 Months Ended
Dec. 31, 2010
Notes receivable [Abstract]
Notes receivable [Text Block]

6. Notes receivable

Notes receivable consist of the following at December 31:

	2009	2010
Secured notes receivable	$5,763	$5,114
Notes receivable in defeasance structures	130,663	—
Notes receivable from lessee restructurings	2,062	10,383

	$138,488	$15,497

The minimum future receipts under notes receivable at December 31, 2010 are as follows:

Minimum future notes receivable
2011	$10,545
2012	4,041
2013	911
2014	—
2015	—
Thereafter	—

$15,497

Prepayments on flight equipment	12 Months Ended
Dec. 31, 2010
Prepayments on flight equipment [Abstract]
Prepayments on flight equipment [Text Block]

7. Prepayments on flight equipment

In 2005, we signed a letter of intent with Airbus for the forward purchase of 70 aircraft, including five aircraft subject to reconfirmation rights. ("2005 Forward Order"). During 2008 and the first two months of 2009, we notified Airbus that we would not take delivery of the five aircraft subject to reconfirmation rights. In 2009 four additional aircraft were added to the forward order. As of December 31, 2010, 50 aircraft had been delivered and 12 aircraft were sold. The remaining seven A320 aircraft to be delivered as of December 31, 2010, are scheduled to be delivered between 2011 through 2013.

In December 2006, we placed an order with Airbus to acquire 20 new A330-200 wide-body aircraft ("A330 Forward Order"). In May 2007, we added an additional ten A330-200 aircraft to this order. In 2008 two A330 aircraft were delivered of which one was subsequently sold. In 2009 nine A330 aircraft were delivered and two additional A330 aircraft were added to the forward order. In 2010 nine A330 aircraft were delivered of which four were subsequently sold. As of December 31, 2010, 20 aircraft had been delivered, of which five aircraft were sold and 12 aircraft remained to be delivered pursuant to the agreement. The remaining 12 aircraft are scheduled to be delivered between 2011 through 2012.

In 2010, we signed an agreement with Boeing covering the purchase of up to 15 Boeing 737-800 aircraft, consisting of ten firm aircraft delivering in 2015 and five purchase rights.

In connection with the current forward order contracts, we are required to make scheduled prepayments toward these future deliveries (Note 5). A total amount of interest of  $13,582,  $23,001 and  $7,978 was capitalized with respect to these payments for the years ended December 31, 2008, 2009 and 2010, respectively.

Following is a summary of the movements in prepayments on flight equipment during the years ended December 31, 2008, 2009 and 2010:

	Year ended December 31,
	2008	2009	2010
Net book value at beginning of period	$247,839	$448,945	$527,666
Prepayments made	327,938	431,410	132,706
Prepayments applied against the purchase of flight equipment	(140,414)	(375,690)	(468,933)
Interest capitalized	13,582	23,001	7,978

Net book value at end of period	$448,945	$527,666	$199,417

Investments	12 Months Ended
Dec. 31, 2010
Investments [Abstract]
Investments [Text Block]

8. Investments

Investments consist of the following at December 31:

	2009	2010
25% equity investment in unconsolidated joint venture (AerDragon)	$19,986	$30,332
40% equity investment in unconsolidated joint venture (AerLift)	—	41,662
43% equity investment in unconsolidated joint venture (AerData)	1,045	991

	$21,031	$72,985

Our equity investment in our unconsolidated joint ventures, AerDragon, AerLift and AerData, are accounted for under the equity method.

In 2007, we sold two aircraft to our joint venture AerDragon. The gain relating to the sale of these aircraft has been credited to the investment in AerDragon in 2007. In 2008 and 2010, we invested an additional  $10,000 and  $7,500 in equity, respectively, in our joint venture AerDragon. As of December 31, 2010 we still hold a 25% equity investment.

The 40% joint venture, AerLift, was acquired through the Waha Transaction.

Intangible assets	12 Months Ended
Dec. 31, 2010
Intangible assets [Abstract]
Intangible assets [Text Block]

9. Intangible assets

The following table presents details of amortizable intangible assets and related accumulated amortization:

	As of December 31, 2009
	Gross	Accumulated amortization	Other		Net
Lease premiums	$96,347	$(50,854)	$(29,064	)(a)	$16,429
Customer relationships—parts	19,800	(6,829)	—		12,971
Customer relationships—engines	3,600	(2,431)	—		1,169
FAA certificate at AeroTurbine	1,100	(270)	—		830
Non-compete agreement	1,100	(1,100)	—		—

Net book value at end of period	$121,947	$(61,484)	$(29,064)		$31,399

	As of December 31, 2010
	Gross	Accumulated amortization	Other		Net
Lease premiums	$148,328	$(73,039)	$(29,064	)(a)	$46,225
Customer relationships—parts	19,800	(9,229)	—		10,571
Customer relationships—engines	3,600	(2,516)	—		1,084
FAA certificate at AeroTurbine	1,100	(343)	—		757
Non-compete agreement	1,100	(1,100)	—		—

Net book value at end of period	$173,928	$(86,227)	$(29,064)		$58,637

(a)
Reduction in the year ended December 31, 2006 of  $17,431 and  $5,386 inclusive of deferred tax effect determined through the iterative calculation due to elimination of valuation allowances in Ireland and the U.S., respectively existing at the date of the 2005 Acquisition.

The following table presents the changes to amortizable intangible assets during the periods indicated:

	Year ending December 31,
	2009	2010
Net carrying value at beginning of period	$47,099	$31,399
Fair value of intangibles acquired in acquisitions	—	42,975
Purchases of intangible lease premiums	—	9,006
Amortization	(15,700)	(22,070)
Impairment	—	(2,673)

Net carrying value at end of period	$31,399	$58,637

Future amortization of the intangible assets over the terms of their useful lives is as follows:

Amortization of intangible assets
2011	$17,906
2012	14,661
2013	11,252
2014	8,282
2015	5,118
Thereafter	1,418

58,637

The remaining weighted average amortization period for the amortizable intangible assets is 49 months. Please refer to Note 22 for the impairment analysis of intangible assets.

We recognized goodwill of  $38,199 in the acquisition of AeroTurbine on April 26, 2006 ("AeroTurbine Acquisition"). As a result of the AeroTurbine Acquisition, we reduced goodwill by  $31,423 in connection with the reduction of a valuation allowance against our US tax assets.

Goodwill is tested for impairment on an annual basis, and more frequently if indicators of potential impairment exist, such as a decline in company's stock price, using a fair-value based approach. The valuation for impairment is generally based on valuation models that incorporate internal projections of expected future cash flows and operating plans. The annual impairment tests are performed as of December 31.

ASC 350 requires that the impairment test be performed through the application of a two-step fair value test. The first step of the test compares the book value of our reporting unit, to its estimated fair value at the respective test dates. The estimated fair values of the reporting unit is computed using the present value of estimated future cash flows. If fair value is less than carrying value, a second step must be performed to quantify the amount of the impairment, if any. The second step of the impairment test compares the fair value of these assets to their book values. The implied fair value of goodwill is calculated as the excess of the estimated fair value of the reporting unit being tested over the fair value of the tangible assets and liabilities as well as existing recorded and unrecorded identifiable intangible assets. The estimated implied fair value of goodwill is compared to its respective carrying value and any excess carrying value is recorded as an impairment charge.

AeroTurbine was tested for impairment due to adverse conditions in the aviation industry. Based on our outlook, the fair value of the AeroTurbine, as determined using the estimated present value of future cash flows, supported the recorded goodwill of  $6,776.

Inventory	12 Months Ended
Dec. 31, 2010
Inventory [Abstract]
Inventory [Text Block]	10. Inventory Following are the major classes of inventory at December 31,

	2009	2010
Engine and airframe parts	$100,215	$119,440
Work-in-process	2,323	1,645

	$102,538	$121,085

Derivative assets and liabilities	12 Months Ended
Dec. 31, 2010
Derivative assets and liabilities [Abstract]
Derivative assets and liabilities [Text Block]

11. Derivative assets and liabilities

We use a variety of derivative instruments to manage exposure to interest rate and foreign currency risk. These derivative products can include interest rate caps, floors, options and forward contracts.

As of December 31, 2010, we had interest rate swaps, caps and floors and several foreign currency forward contracts with combined notional amounts of  $4.2 billion and a combined fair value of  $0.6 million. The variable benchmark interest rates associated with these instruments ranged from one to six-month LIBOR.

We have not applied hedge accounting under ASC 815 to any of the above mentioned caps and floors and to two interest rate swaps, which we acquired through the Genesis Transaction. The change in fair value of these derivatives, therefore, is recorded in the income statement as an increase/(decrease) in interest expense as specified below:

	Year ended December 31,
	2008	2009	2010
Change in fair value of interest rate caps and floors	$(58,153)	$23,692	$(27,720)
Change in fair value of interest rate swaps acquired in Genesis Transaction	—	—	22,947

	$(58,153)	$23,692	$(4,773)

As of December 31,2010 we have two interest rate swaps for which we achieved cash flow hedge accounting treatment. The two interest rate swaps had a positive fair value of  $5,720 as of December 31, 2010. The change in fair value related to the effective portion of these two interest rate swaps is recorded, net of tax, in accumulated other comprehensive income.

Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. Cash under such arrangements is included in restricted cash (Note 3).

The maximum time period for which we hedge our exposure to forecasted transaction cash flows is 12 years, excluding the variability related to the payment of interest on floating rate debt obligations.

Other assets	12 Months Ended
Dec. 31, 2010
Other assets [Abstract]
Other assets [Text Block]

12. Other assets

Other assets consist of the following at December 31:

	2009	2010
Debt issuance costs	$114,910	$152,001
Other tangible fixed assets	11,242	9,634
Receivables from aircraft manufacturer	22,250	18,281
Prepaid expenses	7,532	5,539
Other receivables	24,303	23,686

	$180,237	$209,141

The increase in debt issuance costs is mainly caused by the delivery of aircraft, and associated debt funding during the year ended December 31, 2010.

Amortization of debt issuance costs was  $16,239,  $16,364 and  $26,410 for the years ended December 31, 2008, 2009 and 2010 respectively. The unamortized debt issuance costs at December 31, 2010 amortize annually from 2011 through 2038.

Accrued expenses and other liabilities	12 Months Ended
Dec. 31, 2010
Accrued expenses and other liabilities [Abstract]
Accrued expenses and other liabilities [Text Block]

13. Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2009	2010
Guarantee liability	$2,342	$1,251
Accrued expenses	52,265	73,691
Accrued interest	9,515	24,137
Lease deficiency	13,009	22,310
Deposits under forward sale agreements	3,268	—

	$80,399	$121,389

Guarantee liability—In 1996, we terminated lease agreements with two head lessors covering 12 A320 aircraft under which we were obligated as head-lessee. In connection with this early termination, we assigned our rights as sublessor under sublease agreements covering the 12 aircraft to the respective head lessors.

In addition to the sublease assignments, we also issued guarantees to the head lessors covering the sublessee's obligations to the head lessors under the assigned subleases. We would be required to make payments under the guarantees if the sublessee were to default under the lease agreements with the head lessors. At December 31, 2010, the maximum amount which we could be required to pay is estimated at  $6,837 and the fair value of the guaranteed liability is  $1,251 as of December 31, 2010. The subleases and our obligations under the guarantees expire between the years 2011 and 2013. As referenced in Note 3, our potential obligations under the guarantees are secured by cash held in restricted bank accounts. This restricted cash is released back to us according to a set schedule as the sublessee fulfills its obligations under the leases.

We have recognized a liability equal to the estimated fair value of the guarantee since the time we became obligated for the guarantee as a result of a previous company acquisition. At the date of the 2005 Acquisition, we adjusted the fair value of the guarantee obligation in connection with the purchase accounting.

Lease deficiency—Lease deficiency represents lease rates for current lease contracts which are below current market rentals for the applicable aircraft at the time of purchase. The lease deficiency amortizes over the remaining term of the related lease agreements as a non-cash increase in lease revenue. The remaining weighted average amortization period for the lease deficiency is 110 months.

Deposits under forward sale agreements—In 2007, we entered into an amendment under its Airbus contract pursuant to which delivery positions for seven aircraft under the contract were effectively transferred to a third party buyer. Because retention of the total economic benefit of the transaction to us is subject to performance criteria by us and the third party buyer and subject to ultimate delivery of the aircraft to the third-party buyer, sales recognition has been deferred until delivery of each aircraft. Under the contract, we will receive some payments that will ultimately be re-paid and some payments which we will permanently retain. Amounts collected by us which will be re-paid are recognized as deposits under forward sales agreements and recognized as sales revenue upon delivery. As of December 31, 2010 all aircraft were delivered to the third-party buyer.

Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Debt [Text Block]

14. Debt

Debt consists of the following as of December 31:

	2009	2010(1)	Weighted average interest rate December 31, 2010(2)	Maturity
ECA-guaranteed financings	$1,215,862	$1,577,325	2.46%	2022
ALS I debt	973,513	806,574	0.53%	2032
ALS II debt	634,059	803,852	2.11%	2038
UBS revolving credit facility	343,196	591,676	2.02%	2014
GFL securitization debt	—	627,704	0.50%	2032
TUI portfolio acquisition facility	370,383	313,223	1.94%	2015
AT revolving credit facility	311,497	291,628	2.26%	2014
Subordinated debt joint ventures partners(3)	63,317	87,568	19.52%	2022
Other debt	934,837	1,466,613	3.78%	2022

	$4,846,664	$6,566,163

(1)
As of December 31, 2010, we remain in compliance with the respective financial covenants across the Company's various debt obligations.

(2)
The weighted average interest rate in the table above excludes the impact of derivative instruments, interest rate caps and interest rate swaps, which we hold to hedge our exposure to interest rates.

(3)
Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

Aggregate maturities of debt and capital lease obligations (included in other debt) during the next five years and thereafter are as follows:

Debt maturing
2011	$735,148
2012	790,757
2013	716,646
2014	1,096,527
2015	1,276,896
Thereafter	1,950,189

$6,566,163

ECA-guaranteed financings—A320 aircraft—In April 2003, we entered into an  $840.0 million export credit facility ("ECA Facility") for the financing of up to 20 A320 Airbus Family aircraft up to December 31, 2005. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. In January 2006, the ECA Facility was amended and extended to cover an additional nine aircraft and its size increased to a maximum of  $1.2 billion. In November 2008, the export credit facility was further amended to cover an additional one aircraft and the maximum amount of the facility remained unchanged. The terms of the lending commitment in the ECA Facility are such that the ECA only approve funding for aircraft that are due for delivery on a six-month rolling basis and have no obligation to fund deliveries beyond that time frame. The margin over three-month LIBOR ranges from 0.12% to 0.90%. We are obligated to repay principal on ECA loans over a ten or 12-year term. The ECA Facility contains certain net worth financial covenants, a breach of which would cause us to lose some of our operational flexibility under our leases, such as a requirement to grant pledges over certain bank accounts to the respective lenders. In addition, all loans under the ECA Facility contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

The security structures of the ECA-guaranteed debt require that legal title to the aircraft be transferred to and held by a special purpose company controlled by the lenders. We have entered into head lease agreements on the subject aircraft which transfer the risk and rewards of ownership of the aircraft to us. Aircraft subject to these structures are recorded as flight equipment held for operating lease on our balance sheets. The obligations outstanding under the ECA financings are secured by a pledge of our shares to the lenders which hold legal title to the aircraft financed under the respective financing. The obligations of each of our aircraft-owning subsidiaries under the ECA Facility are guaranteed by us.

ECA-guaranteed financings 2008—Airbus A330 and A320 family aircraft —In December 2008, we entered into a  $1.4 billion export credit facility for the financing of up to 15 Airbus A330 aircraft. From time to time since 2008, the export credit facility has been further amended to cover certain additional Airbus A330 and A320 family aircraft and an ECA capital markets transaction in relation to three A330 aircraft. The maximum size of the facility was increased to  $1.6 billion.

Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. The margin over three-month LIBOR ranges from 0.35% to 1.40%, and a significant tranche of this ECA debt has been fixed at a weighted average rate of 3.62%. The interest rates for the remaining loans will be agreed on a rolling basis. We are obligated to repay principal on ECA loans over a ten or 12-year term. The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under the 2008 export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We will enter into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary's obligations under the financings are guaranteed by us.

ECA-guaranteed financings 2009—A320 aircraft—In March 2009, we entered into a  $846.0 million export credit facility for the financing of up to 20 Airbus A320 aircraft. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. The interest rate for the aircraft financed as of December 31, 2010, is fixed and floating, with the fixed rate tranche bearing a weighted average interest cost of 4.23%, and the floating rate tranche bearing an average margin of 1.11% over three month USD LIBOR. We are obligated to repay principal on ECA loans over a ten or 12-year term. The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under the 2009 export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We will enter into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary's obligations under the financings are guaranteed by us.

As of December 31, 2010, five A320 family aircraft under this facility have been delivered from the manufacturer. Following the redemption of shares issued by AerVenture such that AerCap AerVenture Holding NV became the 100% owner of the issued share capital in AerVenture, this facility will no longer be utilized. Only the Export Credit 2008 facility will be available for the financing of future contracted Airbus deliveries subject to customary ECA conditions.

At December 31, 2010, we had financed 41 aircraft under ECA-guaranteed financings. The net book value of aircraft pledged to the ECA was  $1.8 billion at December 31, 2010.

ALS I debt—Aircraft Lease Securitisation Limited ("ALS I") is a special purpose company incorporated with limited liability in Jersey, Channel Islands, on August 10, 2005. The share capital of ALS I is owned 95.1% by Jersey charitable trusts and 4.9% by AerCap Ireland and is a consolidated subsidiary. ALS I was formed for the purpose of raising securitized debt financing on 42 of our aircraft which were not then subject to other secured financings. On May 8, 2007, we completed a refinancing of ALS I with the issuance of  $1.7 billion of securitized notes in one class of AAA-rated class G-3 floating rate notes. The proceeds from the refinancing were used to redeem all outstanding ALS I debt, other than the most junior class of notes, to refinance the indebtedness that had been incurred to purchase 24 previously acquired aircraft, and to finance the purchase of four additional new aircraft, increasing ALS I's aircraft portfolio size to 70 aircraft. As a result of the refinancing, in 2007, we recorded additional interest expense of  $27.4 million related to the write-off of unamortized debt issuance costs. Following a number of aircraft sales, there are 57 aircraft in the ALS I portfolio as of December 31, 2010.

The primary source of payments on the notes is lease payments on the aircraft owned by the subsidiaries of ALS I. We retained the most junior class of notes in the securitization, as a result of which we still consolidate ALS I's results in our financial statements. The net book value of the remaining 57 aircraft pledged as collateral for the securitization debt was  $1.2 billion at December 31, 2010.

ALS I is bankruptcy-remote from us and the lenders to ALS I may only look to proceeds derived from the 57 ALS I aircraft for repayment. The indenture agreement, which governs the securitized notes, require that ALS I hold a designated amount of cash aside in restricted accounts for future cash flow requirements of ALS I. All cash held by ALS I is recorded as restricted cash on our balance sheets. The indenture also requires ALS I to comply with a number of general and operating covenants including, but not limited to the following:

limitations on aircraft modifications, acquisition and disposals,

limitation on transactions with us and our affiliates,

maintenance of separate existence

compliance with concentration limits with regard to financial strength, regional location and specific country of lessees.

ALS II debt—On June 26, 2008, we completed a securitization in which Aircraft Lease Securitisation II Limited ("ALS II") issued securitized class A-1 notes and class A-2 notes, rated A+ by Standard & Poor's and A1 by Moody's. At closing in June 2008, the class A-1 notes each had an outstanding principal balance of zero, and were issued to commitment holders. The commitment holders committed to advance funds, subject to certain conditions, up to an aggregate amount of  $1.0 billion in connection with the purchase of aircraft by ALS II.

The principal balance of the class A-1 notes increased in an amount equal to the amount advanced by each commitment holder. Funded class A-1 notes may be exchanged for class A-2 notes subject to certain conditions. The class A-1 notes are ranked pari passu with the class A-2 notes.

The advances made by the commitment holders were applied to purchase 30 aircraft from AerVenture Leasing 1 Limited, a subsidiary of AerVenture Limited (our consolidated joint venture). All 30 aircraft have been delivered to the transaction and the 30th aircraft was delivered in May 2010. The 30 aircraft are among the 70 aircraft being delivered by Airbus to AerVenture Limited between 2007 and 2011. The primary source of payments on the notes will be lease payments on the aircraft owned by subsidiaries of ALS II. The final maturity date of the notes will be June 26, 2038.

The notes are secured by security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of ALS II as well as by ALS II's subsidiaries' interests in leases of the aircraft they own, by cash held by or for them and by their rights under agreements with the service providers. Rentals and reserves paid under leases of the ALS II aircraft are placed in a collection account and paid out according to a priority of payments.

At December 31, 2010 30 aircraft were financed in ALS II. The net book value of 30 aircraft pledged as collateral for the securitization debt was  $1.1 billion at December 31, 2010.

UBS revolving credit facility—AerFunding 1 Limited ("AerFunding") is a special purpose company incorporated with limited liability in Bermuda. The share capital of AerFunding is owned 95% by a charitable trust and 5% by AerCap Ireland; AerFunding is a consolidated subsidiary. AerFunding was formed for the purpose of acquiring used aircraft assets which we acquire in the market. AerFunding entered into a non recourse senior secured revolving credit facility during 2006 in the aggregate amount of up to  $1.0 billion with a syndicate of financial institutions led by UBS.

On June 10, 2010, the facility was amended and the revolving loans under the UBS revolving credit facility, which are divided into two classes, were amended. The maximum advance limit on class A loans was amended to  $705.5 million from  $830.0 million and the maximum advance limit on class B loans was amended to  $144.5 million from  $170.0 million. The borrowing period during which new advances may be made under the facility will expire on May 9, 2011.

In addition to borrowings under the revolving credit facilities, AerFunding has also issued subordinated notes to us at each aircraft purchase. Borrowings under the revolving credit facility can be used to finance between 66% and 79% of the appraised value of the acquired aircraft or, in the case of Boeing 737NG and Airbus A320 family aircraft, between 74% and 80% of the lower of the purchase price and the appraised value of the acquired aircraft. In addition, value enhancing expenditures and required liquidity reserves are also funded by the lenders. All borrowings under the revolving credit facility are subject to the satisfaction of customary conditions and restrictions on the purchase of aircraft that would result in our portfolio becoming too highly concentrated, with regard to both aircraft type and geographical location. Borrowings under the revolving credit facility are secured by, among other things, security interests in and pledges or assignments of equity ownership and beneficial interests in all of the subsidiaries of AerFunding, as well as by AerFunding's interests in the leases of its assets. Creditors of AerFunding may only look to the assets of AerFunding and its subsidiaries for repayment—the obligations of AerFunding 1 Limited are non-recourse to us.

The UBS revolving credit facility includes general and operating covenants that restrict additional indebtedness in the AerFunding subsidiaries owning the related aircraft, the payment of dividends and other limitations which are customary for such credit facilities.

At December 31, 2010, we had financed 21 aircraft under the UBS revolving credit facility. The net book value of aircraft pledged to lenders under the credit facility was  $747.8 million at December 31, 2010.

Genesis securitization debt—On December 19, 2006, Genesis Funding Limited, or GFL, completed a securitization and issued a single class of AAA-rated G-1 floating rate notes. The proceeds of the transaction were used by GFL to finance the acquisition of a portfolio of 41 aircraft. Following a number of sales, there are 38 aircraft in the GFL portfolio as of December 31, 2010. The primary source of payments on the notes is the lease payments on the aircraft owned by the subsidiaries of GFL. The notes have the benefit of a financial guaranty insurance policy issued by Financial Guaranty Insurance Company, or FGIC, which has issued a financial guaranty insurance policy to support the payment of interest when due on the notes and the payment of the outstanding principal balance of the notes on the final maturity date of the notes and, under certain other circumstances, prior thereto.

The notes initially were rated Aaa and AAA by Moody's Investors Service, Inc., or Moody's, and Standard & Poor's Rating Services or S&P, respectively. This rating was based on FGIC's rating. FGIC has suffered significant downgrades of its ratings since the issuance of the notes and is currently unrated by Moody's and S&P. As a result, Moody's and S&P have published stand-alone ratings of the G-1 notes of A3 and A-, respectively.

Credit Agricole provide a liquidity facility in the amount of  $60.0 million, which may be drawn upon to pay expenses of GFL and its subsidiaries, senior hedge payments and interest on the notes. The final maturity date of the notes is December 22, 2032.

Interest on the notes are due and payable on a monthly basis. Scheduled monthly principal payments on the notes commenced in December 2009 and, subject to satisfying certain debt service coverage ratios and other covenants, will continue until December 2011. After December 19, 2011, all revenues collected during each monthly period will be applied to repay the outstanding principal balance of the notes, after the payment of certain expenses and other liabilities, including the fees of the service providers (including GECAS as servicer and us in our role as manager), the liquidity facility provider and the policy provider, interest on the notes and interest rate swap payments, all in accordance with the priority of payments set forth in the indenture

GFL may voluntarily redeem the new notes for a redemption price of the notes equal to the outstanding principal balance of the notes. In addition, GFL must pay any accrued but unpaid interest on the notes and any premium due to FGIC upon redemption of the notes. GFL may redeem the notes in whole or in part, provided that if a default notice has been given under the trust indenture or the maturity of any notes has been accelerated then GFL may only redeem the notes in whole.

The notes are secured by first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of GFL, their interests in the leases of the aircraft they own, cash held by or for them and by their rights under agreements with GECAS, the initial liquidity facility provider, hedge counterparties and the policy provider. The notes are also secured by a lien or similar interest in any of the aircraft in the portfolio that are registered in the United States or Ireland.

At December 31, 2010 39 aircraft were financed in the GFL securitization. The net book value of 39 aircraft pledged as collateral for the securitization debt was  $902.4 million at December 31, 2010.

TUI portfolio acquisition facility—In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture established between us and Deucalion Aviation Funds, entered into a sale and leaseback transaction pursuant to which it agreed to purchase 11 Boeing 737-800, six Boeing 757-200 and two Boeing 767-300 aircraft from the TUI Travel Group, or TUI, and lease the aircraft back to TUI. To finance the purchase of the 19 aircraft, a subsidiary of AerCap Partners I entered into a senior facility in an amount of up to  $448.6 million with Crédit Agricole, KfW IPEX-Bank GmbH, Deutsche Bank AG London Branch and HSH Nordbank AG which was arranged by Crédit Agricole and KfW IPEX-Bank GmbH. The senior facility is divided into two tranches, the first being used to finance the purchase of the 11 Boeing 737-800 aircraft and the second to finance the purchase of the other eight aircraft. AerCap Partners I must repay the lenders for the amounts drawn on the senior facility in monthly installments starting on July 1, 2008 and the first day of each month thereafter (each a repayment date). The principal amount outstanding under the loan in relation to the first tranche must be repaid in full on April 1, 2015 and the principal amount outstanding under the loan in relation to the second tranche on April 1, 2012. The aggregate principal amount of the loans outstanding under the senior facility as of December 31, 2010 was  $313.2 million. Following drawdown of the amounts in relation to the 19 aircraft, the remaining commitment under the facility was cancelled subsequent to June 30, 2008.

Borrowings under the first tranche of the senior facility bear interest at a floating interest rate of one month LIBOR plus a margin of 1.575% until April 1, 2013 and a margin of 1.75% thereafter. Borrowings under the second tranche of the senior facility bear interest at a floating interest rate of one month LIBOR plus a margin of 2.00%. Interest under the senior facility is payable monthly in arrears on each repayment date. Borrowings under the AerCap Partners I facilities may be prepaid without penalty, except for break funding costs if payment is made on a day other than a repayment date. The maturity date of the senior facility will be, in respect of the first tranche, April 1, 2015, and, in respect of the second tranche, April 1, 2012. If AerCap Partners I is the owner of the aircraft on the relevant put option date relating to one of the 19 aircraft (April 1, 2015 in respect of the Boeing 737-800 aircraft and April 1, 2012 in respect of each other aircraft) and amounts under the facility remain outstanding with respect to that aircraft on that put option date, Crédit Agricole can require AerCap Holdings N.V. (i) to purchase that aircraft, (ii) to purchase that aircraft and the shares of the relevant lessor of that aircraft or (iii) to purchase the beneficial interest that AerCap Partners I has in that aircraft. Crédit Agricole can, subject to certain provisions including cure rights of Deucalion Aviation Funds, also exercise the put option on an AerCap Holdings N.V. insolvency event.

Borrowings under the senior facility are secured by, among other things, charges over the shares in AerCap Partners I, AerCap Partners I Holding Limited and Lantana Aircraft Leasing Limited, charges over various bank accounts, mortgages over the financed aircraft and security assignments of, inter alia, the lease agreements and letters of credit provided to AerCap Partners I by Royal Bank of Scotland plc. The senior facility contains customary covenants for secured financings through special purpose companies. AerCap Partners I is also subject to covenants included in the senior facility (a) to provide loan-to-value ratio appraisals to the agent on agreed dates and (b) that the ratio of tranche 1 aircraft to all financed aircraft must be at least 43%. The net book value of 17 aircraft pledged to lenders under the credit facility was  $432.1 million at December 31, 2010.

AT revolving credit facility—In connection with the prepayment, in part, of the existing senior and subordinated debt with Crédit Agricole with the proceeds of our initial public offering, we amended and restated our AeroTurbine credit facilities and increased the capacity under the revolving loan facility to  $220.0 million. On December 19, 2007, the facility size was increased to  $328.0 million including the addition of a letter of credit facility in the amount of  $10.0 million (which amount is included in the total commitment of  $328.0 million). On December 16, 2010, AeroTurbine entered into a third amended and restated senior credit agreement with Crédit Agricole and certain other financial institutions identified therein. Pursuant to this agreement, the total commitment of the credit facility under the second amended senior credit agreement increased from  $328.0 million to  $425.0 million. The maturity date for Crédit Agricole and a majority of lenders in the facility was extended from December 19, 2012 to December 19, 2014. Borrowings under the revolving loan facility are secured by security interests in and pledges or assignments of all the shares and other ownership interests in AeroTurbine and its subsidiaries, as well as by all assets of AeroTurbine and its subsidiaries. The revolving loan facility contains a number of covenants that, among other things, restrict, subject to certain exceptions, the ability of AeroTurbine to incur additional indebtedness; create liens on assets, including assets financed with proceeds from the revolving loan facility; make advances, loans, extensions of credit, guarantees, capital contributions or other investments; engage in mergers or consolidations; engage in certain sale-leaseback transactions; change the business conducted by AeroTurbine and its subsidiaries; and make certain capital expenditures. Additionally, the revolving loan facility includes a restriction in AeroTurbine's ability to declare or pay dividends or other asset distributions to other group companies above a certain defined threshold. All of AeroTurbine's tangible assets of approximately  $594.7 million at December 31, 2010 are pledged to lenders under the loan facility.

Other debt—We have entered into various other commercial bank financings to fund the purchase of individual or small groups of aircraft and for general corporate purposes in respect of which the aggregate principal outstanding as of December 31, 2010 was  $1.5 billion. These financings include:

Amount outstanding at December 31, 2010
(US dollars in thousands)
Pre-delivery payment facilities	$117,811
Secured aircraft portfolio transactions	307,452
Secured aircraft financings	724,014
Facilities for general corporate purposes	170,000
Japanese operating lease	80,703
Other financings	66,633

Total	$1,466,613

The financings mature at various dates through 2022. The interest rates are based on fixed or floating LIBOR rates, with spreads on the floating rate transactions ranging up between 0.24% and 5.50% or fixed rate between 2.71% and 12.00%. The majority of the financings are secured by, among other things, a pledge of the shares of the subsidiaries owning the related aircraft, a guarantee from us and, in certain cases, a mortgage on the applicable aircraft. All of our financings contain affirmative covenants customary for secured financings. At December 31, 2010, we had financed 55 aircraft and eight engines under other debt. The net book value of the aircraft pledged to other commercial bank financings was  $1.5 billion at December 31, 2010.

Accrual for onerous contracts	12 Months Ended
Dec. 31, 2010
Accrual for onerous contracts [Abstract]
Accrual for onerous contracts [Text Block]

15. Accrual for onerous contracts

Accrual for onerous contracts relates to lease-in, lease-out transactions ("LILO"). At December 31, 2010, we leased-in four aircraft from two different lessors under operating head leases that mature between 2011 and 2013. At December 31, 2010, we had entered into sublease agreements with several different customers covering these same aircraft. For all four aircraft, the lease termination dates of the subleases are matched to the lease termination dates under the head leases. The contracted sublease receipts are insufficient to cover our monthly obligations under the head leases. These transactions are recorded at their net present value.

We have established a liability equal to the difference between the present value of head lease expenses and the present value of sublease revenue, discounted at appropriate discount rates. The amount of this liability amortizes to income monthly on a constant yield basis as we meet our obligations under the head leases.

Following is a summary of the undiscounted contracted minimum lease payments under the respective head leases and subleases at December 31, 2010:

	Head lease payments	Sublease receipts
2011	$21,026	$12,663
2012	11,822	7,660
2013	—	555

	$32,848	$20,878

As referenced in Note 3, we are required, in some instances, to maintain deposits in restricted accounts or to cash-back letters of credit which are security to the respective headlessors for our obligations under the LILO transactions.

During 2008 we purchased two aircraft, which were all previously subject to head leases, and terminated the related head leases. The purchase consideration represented a discount of  $3,145 in 2008 to the carrying value of the related onerous contract accrual. In accordance with ASC 840, the amount of the discount has been applied to reduce the net book value of the related aircraft.

Income taxes	12 Months Ended
Dec. 31, 2010
Income taxes [Abstract]
Income taxes [Text Block]

16. Income taxes

We have subsidiaries in a number of tax jurisdictions, principally, The Netherlands, Ireland, the United States of America and Sweden. Income tax expense/(benefit) by tax jurisdiction is summarized below for the periods indicated.

	Year ended December 31,
	2008	2009	2010
Deferred tax expense (benefit)
The Netherlands	$1,995	$(15,959)	$6,085
Ireland	7,113	20,711	18,446
United States of America	(10,121)	(2,503)	(2,130)
Sweden	370	171	6
Other	—	(47)	—

	(643)	2,373	22,407
Current tax expense (benefit)
United States of America	212	1,521	(764)
The Netherlands	—	—	673

	212	1,521	(91)

Income tax expense (benefit)	$(431)	$3,894	$22,316

Reconciliation of statutory income tax expense to actual income tax expense/(benefit) is as follows:

	Year ended December 31,
	2008	2009	2010
Income tax expense at statutory income tax rate	$35,825	$53,618	$64,716
Valuation allowance	—	14,746	27,400
Income arising from non taxable items (permanent differences)	—	(14,112)	(19,162)
Tax on global activities	(36,256)	(50,358)	(50,638)

	(36,256)	(49,724)	(42,400)

Actual income tax expense (benefit)	$(431)	$3,894	$22,316

The following table summarizes our global tax activities into each specific tax jurisdiction for the year ended December 31, 2010:

	Year ended December 31,
	2010	Tax rate	Variance to 25.0% statutory tax rate	Tax variance as a result of global activities
Tax jurisdiction
The Netherlands	$(82,567)	25.0%	0.0%	$—
Ireland	147,571	12.5%	(12.5%)	(18,446)
United States of America	(7,696)	37.6%	12.6%	(970)
Sweden	26	19.0%	(6.0)%	(2)
Isle of Man	124,878	0.0%	(25.0)%	(31,220)

	$182,212			$(50,638)

The calculation of income for tax purposes differs significantly from book income. Deferred income tax is provided to reflect the impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and such amounts as measured under tax law in the various jurisdictions. Tax loss carry forwards and accelerated tax depreciation on flight equipment held for operating leases give rise to the most significant timing differences. In addition, the U.S. subsidiaries have significant timing difference in respect of payments and receipts under the lease-in, lease-out transactions described in Note 15 and timing differences with respect to capitalized expenses.

The following tables describe the principal components of our deferred tax assets and liabilities by jurisdiction at December 31, 2009 and 2010.

	December 31, 2009
	The Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(14,943)	$23,169	$24,561	$—
Share-based compensation	651	—	(1,041)	—
Inventory	—	—	(3,106)	—
Intangibles	—	—	5,532	—
Lessee receivables	—	—	(1,001)	—
Loss-making contracts	—	—	(3,958)	—
Interest expense	—	—	(8,843)	—
Accrued maintenance liability	(3,892)	12,405	(2,705)	—
Obligations under capital leases and debt obligations	—	(6,869)	—	—
Investments	—	(2,500)	—	—
Losses and credits forward	(42,049)	(44,070)	(14,813)	(7,745)
Other	(3,668)	580	(3,089)	—
Valuation allowance on tax assets	17,296	—	—	—

Net deferred tax (asset) liability	$(46,605)	$(17,285)	$(8,463)	$(7,745)

	December 31, 2010
	The Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(13,686)	$73,704	$32,284	$—
Debt	—	18,662	—	—
Share-based compensation	—	—	(778)	—
Inventory	—	—	(6,575)	—
Intangibles	—	3,800	4,581	—
Lessee receivables	—	—	(611)	—
Loss-making contracts	—	—	(481)	—
Interest expense	—	—	(12,936)	—
Accrued maintenance liability	(2,574)	2,320	(6,804)	—
Obligations under capital leases and debt obligations	—	(6,484)	—	—
Investments	—	(2,500)	—	—
Losses and credits forward	(64,346)	(126,049)	(15,745)	(8,471)
Other	(4,610)	1,571	(3,528)	—
Valuation allowance on tax assets	44,696	—	—	—

Net deferred tax (asset) liability	$(40,520)	$(34,976)	$(10,593)	$(8,471)

The change in the valuation allowance for the deferred tax asset has been as follows:

	Year ended December 31,
	2008	2009	2010
Valuation allowance at beginning of period	$2,550	$2,550	$17,296
Increase of allowance to income tax provision	—	14,746	27,400

Valuation allowance at end of period	$2,550	$17,296	$44,696

We did not have any unrecognized tax benefits at December 31, 2008, 2009 and 2010.

Our primary tax jurisdictions are the Netherlands, United States, Ireland and Sweden. Our tax returns in The Netherlands are open for examination from 2006 forward, in Ireland from 2006 forward, in Sweden from 2005 forward and in the United States from 2007 forward. None of our tax returns are currently subject to examination.

Our policy is that we recognize accrued interest on the underpayment of income taxes as a component of interest expense and penalties associated with tax liabilities as a component of income tax expense. During 2010, we did not incur any interest on tax payments. There was no accrued interest or accrued penalties on tax payments at either January 1, 2010 or December 31, 2010.

The Netherlands

The majority of our Netherlands subsidiaries are part of a single Netherlands fiscal unity and are included in a consolidated tax filing. Due to the existence of interest bearing intercompany liabilities, current tax expenses are limited with respect to the Netherlands subsidiaries. The losses and credits forward expire with time which triggers the valuation allowance. Deferred income tax is calculated using the Netherlands corporate income tax rate (25.0%) legislated to be in effect when the temporary differences reverse.

Ireland

Since 2006, the enacted Irish tax rate is 12.5%. Our principal Irish tax-resident operating subsidiary has significant losses carry forward at December 31, 2010 which give rise to deferred tax assets. The availability of these losses does not expire with time. In addition, the vast majority of all of our Irish tax-resident subsidiaries are entitled to accelerated aircraft depreciation for tax purposes and offset net taxable income and loss within our Irish tax group of companies within a given tax year. Accordingly, no Irish tax charge arose during the year. Based on projected taxable profits in our Irish subsidiaries, including our principal Irish tax-resident operating subsidiary where we hold significant Irish tax losses, we expect to recover the full value of our Irish tax assets and have not recognized a valuation allowance against such assets at December 31, 2010.

United States of America

Our U.S. subsidiaries are assessable to federal and state U.S. taxes. Beginning with the tax year ending December 31, 2006, we file a consolidated federal income tax return in the U.S. which includes the accounts of AeroTurbine. The blended federal and state tax rate applicable to our consolidated U.S. group is 37.6% for the year ended December 31, 2010. Due to the existence of tax losses, which expire over time, no current tax expense arose in the U.S. in 2010. Based on projected taxable profits in our U.S. subsidiaries, we expect to recover the full value of our U.S. tax assets and have not recognized a valuation allowance against such assets at December 31, 2010.

Sweden

The Swedish entity has significant losses carry forward at December 31, 2010, which give rise to deferred tax assets. The availability of these losses does not expire with time. Accordingly, no Swedish current tax charge arose during the year. Based on projected taxable profits in our Swedish subsidiaries we expect to recover the full value of our Swedish tax assets and have not recognized a valuation allowance at December 31, 2010.

Share capital	12 Months Ended
Dec. 31, 2010
Share capital [Abstract]
Share capital [Text Block]

17. Share capital

From the date of our acquisition of AerCap B.V. to just prior to our initial public offering, we were a Netherlands limited partnership under the name of AerCap Holdings C.V. with  $370,000 of partnership capital held by four limited partners and one general partner, all located in Luxemburg. In anticipation of our public offering, AerCap Holdings N.V. was formed with 45,000 shares held by the same Luxemburg entities. AerCap Holdings N.V. issued one additional share to acquire all of the assets and liabilities of AerCap Holdings C.V. in a common control transaction after which, AerCap Holdings C.V. was put in liquidation. On November 10, 2006, we effected a 1,738.6 for one stock split resulting in total shares issued and outstanding of 78,236,957 and reduced the par value of each common share from  €1.00 to  €0.01. Because our conversion from a Netherlands limited partnership to a Netherlands public limited liability company was accomplished in a common control transaction, we have retroactively reflected our capital structure during the period when our group was owned by AerCap Holdings C.V. (limited partnership) as if it were owned by AerCap Holdings N.V. based on 78,236,957 shares outstanding.

On November 27, 2006, we sold 6,800,000 shares at  $23 per share in an initial public offering. We received net proceeds of  $143,017 after deducting underwriting discounts and commissions and offering expenses payable by us. We used the net proceeds from the initial public offering plus existing cash to retire  $168,600 of senior and subordinated debt of AeroTurbine. In connection with the early retirement of this debt, we wrote off  $3,300 of debt issuance costs and paid prepayment penalties of  $1,686. On November 27, 2006, we completed the initial public offering of 26,100,000 (including the above mentioned 6,800,000 shares) of our ordinary shares on The New York Stock Exchange and on August 6, 2007 we completed the secondary offering of 20,000,000 additional ordinary shares on The New York Stock Exchange. On March 25, 2010, the all-share acquisition of Genesis was completed and increased our outstanding ordinary shares by 34,348,858 million. On November 11, 2010, we completed a transaction with Abu Dhabi-based investment holding company Waha. As part of this transaction our outstanding ordinary shares increased by 29,846,611 million.

As of December 31, 2010, our authorized share capital consists of 200,000,000 common shares with a par value of  €0.01 of which 149,232,426 shares issued and outstanding.

Share-based compensation	12 Months Ended
Dec. 31, 2010
Share-based compensation [Abstract]
Share-based compensation [Text Block]

18. Share-based compensation

Cerberus Funds Equity Grants

Effective June 30, 2005, companies controlled by Cerberus ("Cerberus Funds") which indirectly owned 100% of our equity interests put into place an Equity Incentive Plan ("Cerberus Funds Equity Plan") under which members of our senior management, Board of Directors and an employee of Cerberus (the "participants") were granted either restricted shares or share options ("Cerberus Funds Equity Grants") in such companies. The value of the Cerberus Funds Equity Grants is derived exclusively with reference to the value of our shares.

We apply the provisions of ASC 718 in accounting for the Cerberus Funds Equity Grants. In addition to formal vesting restrictions, the terms of the Cerberus Funds Equity Grants contained provisions which allowed the Cerberus Funds to repurchase any restricted shares or shares obtained through the exercise of options upon the occurrence of certain employment termination events or cessation of service on the board of directors for share options issued to our independent directors. All holders of Cerberus Fund Equity Grants signed a Share Agreement in connection with our initial public offering which gives each of them the right to exchange their Cerberus Fund shares or share options for our shares or options on our shares directly with the Cerberus Funds and which limited the repurchase right of the Cerberus Funds to the period prior to November 27, 2008. The exchange right was exercisable as of November 27, 2008 and is valid for a period of three years from that date. As of November 27, 2008, the participants are no longer restricted from selling their vested interests in our shares and the Cerberus Funds' rights to repurchase restricted shares or shares obtained through the exercise of options upon certain employment termination rights has lapsed. All share options granted under the Cerberus Funds Equity Plan are exercisable for a period of ten years from the date of issuance.

Since all of the Cerberus Fund Equity Grants issued are shares or share options in the Cerberus Funds and since the right of the holders of the Cerberus Funds Equity Grants to exchange their shares in the Cerberus Funds for our shares starting November 27, 2008 is not directly with us, the existence of the restricted share and share options is not dilutive to our share ownership.

The fair values of all shares and share options issued with a zero strike price (all of which were issued prior to our initial public offering in 2006), were calculated on their respective grant dates based on the value of our underlying shares at the time of our initial public offering. To this value, a discount for lack of marketability was applied to reflect the fact that (i) the shares being valued represent an illiquid minority interest in a closely-held indirect holding company without access to a recognized market and (ii) the shares are subject to significant restrictions which prevent their transfer or pledge. In accordance with ASC 718, the amount of compensation expense recognized for restricted shares is derived with reference to the excess of fair market value of the shares at the date of grant over the price paid, if any. The restricted shares granted to the Cerberus employee are subject to mark-to-market valuations at each reporting period.

The amount of expense recognized with respect to share options with a strike price is based on the fair value of the option using a Black-Scholes option pricing model. The value of each of the Cerberus Funds Equity Grants is recognized on a straight-line basis over the applicable vesting periods.

For options valued with a Black-Scholes option pricing model, we have used the following assumptions:

Volatility	38.25%-39.90%
Expected life	5.00-5.93 years
Risk-free interest rate	4.67%-4.72%
Dividend yield rate	0.00%

Since our shares had not traded in the public market at the time of the valuations, we derived our volatility assumptions by comparison to peer group companies. The expected life represents the period of time the options are expected to be outstanding. The risk free rate is based on the U.S. Treasury yield curve in effect at the time of grant and which has a term equal to the expected life of the options. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention not to pay regular dividends in the foreseeable future. The differing assumptions used result from the differences in expected life among the different tranches of stock options valued.

A summary of activity during the years ended December 31, 2008, 2009 and 2010 for all issuances under the Cerberus Funds Equity Plan is set forth below. Because the number of shares and share options under the Cerberus Funds Equity Plan are shares and share options of the Cerberus Funds, ownership interests in the table below have been stated as the equivalent number of our shares which are represented by the Cerberus Funds shares.

Number of Restricted Shares/Options
Beginning outstanding January 1, 2008	7,198,588
Exercises and exchanges of Cerberus Funds shares/options for direct holdings of AerCap shares	(4,741,490)

Ending outstanding December 31, 2008	2,457,098
Beginning outstanding January 1, 2009	2,457,098
Forfeitures	(245,738)

Ending outstanding December 31, 2009	2,211,360
Beginning outstanding January 1, 2010	2,211,360
Exercises of Cerberus Funds shares/options for direct holdings of AerCap shares	(1,465,395)

Ending outstanding December 31, 2010	745,965
Exercisable, December 31, 2010	745,965
Share-based compensation expense for the year ended December 31, 2010	$—

There are no remaining share options which are still subject to future vesting criteria.

AerCap Holdings NV Equity Grants

On October 31, 2006, we implemented an equity incentive plan that is designed to promote our interests by enabling us to attract, retain and motivate directors, employees, consultants and advisors and align their interests with ours ("NV Equity Plan"). The NV Equity Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other stock awards ("NV Equity Grants") to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. Subject to certain adjustments, the maximum number of equity awards available to be granted under the plan is equivalent to 4,251,848 Company's shares.

The terms and conditions of NV Equity Grants, including vesting provisions for stock options, are determined by the Nomination and Compensation Committee, except that, unless otherwise determined by the Nomination and Compensation Committee, or as set forth in an award agreement: (a) each NV Equity Grant is granted for ten years from the date of grant, or, in the case of certain key employees, (i.e., employees owning more than 10% of our ordinary shares), for five years from the date of grant; provided, however, no stock option period may extend beyond ten years from the date of grant; (b) the option price per share for incentive stock options may not be less than 100% of the fair market value of the ordinary shares except that the option price per share for a key employee may not be less than 110% of the fair market value of the ordinary shares at the time the incentive stock option is granted; and (c) incentive stock options may only be issued to the extent the aggregate fair market value of shares with respect to the exercise of the incentive stock options for the first time by an option holder during any calendar year is  $100,000 or less, with any additional stock options being treated as nonqualified stock options. As of December 31, 2010, we have granted 3,200,000 share options under the NV Equity Plan to certain of our employees.

Following is a summary of issuances to-date under the NV Equity Plan:

	Number of Options	Weighted Average Exercise Price
Options outstanding at January 1, 2008	2,400,000	$24.63
Forfeitures	(312,500)	NA
Options issued during year	800,000	$4.46

Options outstanding at December 31, 2008	2,887,500	NA
Options outstanding at January 1, 2009	2,887,500	NA
Forfeitures	(312,500)	NA

Options outstanding at December 31, 2009	2,575,000	NA

Options outstanding at January 1, 2010	2,575,000	NA
Forfeitures	(612,500)	NA
Options issued during year	321,041	22.54

Options outstanding at December 31, 2010	2,283,541	NA

The weighted average remaining contractual term of the 2.3 million options outstanding at December 31, 2010 is 7.1 years. The weighted average grant date fair value for options issued in 2008 is  $1.52 per option. Total stock-based compensation recognized for the above options was  $3,284,  $3,563 and  $2,339 for the years ending December 31, 2008, 2009 and 2010, respectively. In light of the difficult economic environment prevailing at the end of 2008, the Nomination and Compensation Committee adjusted the performance criteria for the performance tranches relating to fiscal years 2009, 2010 and 2011. This change has been accounted for as a modification to the NV Equity Plan with respect to the performance-based options for those years and the weighted average fair values above for issuances which include the tranches subject to the modification include the fair values as of the date of modification. For both the original and modified award, vesting criteria were not probable of being met at the time of the modification, therefore in accordance with ASC 718, no additional expense was recognized as a result of the modification. Assuming that established performance criteria are met and that no forfeitures occur, we expect to recognize share-based compensation related to NV Equity Grants of approximately  $1.4 million during 2011.

The value of the options issued under the NV Equity Plan was calculated by a Black-Scholes option pricing model using the following assumptions:

Volatility	33.92%-38.42%
Expected life	5.33-6.53 years
Risk-free interest rate	1.89%-4.20%
Dividend yield rate	0.00%

Volatility assumptions were derived by comparison to peer group companies due to the lack of significant trading history in our shares. The expected life represents the period of time the options are expected to be outstanding. The risk free rate is based on the U.S. Treasury yield curve in effect at the time of grant and which has a term equal to the expected life of the options. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention not to pay regular dividends in the foreseeable future. The differing assumptions used result from the differing fair value dates among the different tranches (time-based vs. performance-based).

In addition to the NV Equity grants, 825,000 AerCap Holdings N.V. restricted share units were granted to certain employees under the NV Equity Plan in 2010. All restricted share units are subject to vesting conditions. 200,000 of these restricted share units will vest, subject to the vesting conditions, on May 31, 2013. 100,000 of these restricted share units will vest, subject to the vesting conditions, on February 28, 2015. The remaining 525,000 share units will vest, subject to the vesting conditions, on May 31, 2015. Assuming that established performance criteria are met and that no forfeitures occur, we expect to recognize share-based compensation related to NV restricted share units of approximately  $2.5 million during 2011,  $2.6 million during 2012,  $2.1 million during 2013,  $1.8 million during 2014 and  $0.8 million in 2015.

Segment information	12 Months Ended
Dec. 31, 2010
Segment information [Abstract]
Segment information [Text Block]

19. Segment information

Reportable Segments

From the date of the acquisition of AT, we manage our business, analyze and report our results of operations on the basis of two business segments—leasing, financing, sales and management of commercial aircraft ("Aircraft") and leasing, financing and sales of engines and parts ("Engine and parts").

The following sets forth significant information from our reportable segments:

	Year ended December 31, 2008
	Aircraft	Engines and parts	Total
Revenues from external customers	$1,069,836	$186,416	$1,256,252
Segment profit (loss)	154,316	(2,510)	151,806
Segment assets	4,915,549	495,277	5,410,826
Depreciation	155,919	13,473	169,392

	Year ended December 31, 2009
	Aircraft	Engines and parts	Total
Revenues from external customers	$780,353	$222,914	$1,003,267
Segment profit (loss)	158,394	6,772	165,166
Segment assets	6,271,216	498,285	6,769,501
Depreciation	205,048	15,948	220,996

	Year ended December 31, 2010
	Aircraft	Engines and parts	Total
Revenues from external customers	$1,606,833	$227,628	$1,834,461
Segment profit (loss)	209,678	(2,105)	207,573
Segment assets	9,103,499	497,108	9,600,607
Depreciation	317,229	16,524	333,753

Geographical Information

The distribution of our lease revenue by geographic regions is as follows for the periods indicated:

	Year ended December 31,
	2008	2009	2010
Europe	42%	50%	49%
Asia/Pacific	28%	25%	26%
Latin America	10%	6%	14%
North America and Caribbean	18%	14%	6%
Africa/Middle East	2%	5%	5%

	100%	100%	100%

One lessee accounted for more than 10% of lease revenue in the year ended December 31, 2010. Sales revenue is comprised of 78% from our aircraft segment and 22% from our engine and parts segment. We have not provided a geographical breakdown of sales revenue because a material percentage of our sales are of movable flight equipment and are to buyers that have multiple locations. In addition, we have not provided a breakdown of management fee revenue, interest revenue or other revenue because amounts are less material than lease and sales revenue and we do not believe a geographical breakdown of such revenues is helpful in identifying geographical concentration risks to our business.

The following table indicates the percentage of long-lived assets (flight equipment and intangible assets) that are leased to or associated with customers in the indicated regions as of December 31, 2009 and December 31, 2010:

	2009	2010
Europe	55%	50%
Asia/Pacific	24%	26%
Latin America	5%	6%
North America and Caribbean	9%	12%
Africa/Middle East	7%	6%

	100%	100%

Selling, general and administrative expenses	12 Months Ended
Dec. 31, 2010
Selling, general and administrative expenses [Abstract]
Selling, general and administrative expenses [Text Block]

20. Selling, general and administrative expenses

We had 382, 345 and 356 persons in employment as at December 31, 2008, 2009 and 2010, respectively. Selling, general and administrative expenses include the following expenses:

	Year ended December 31,
	2008		2009		2010
Personnel expenses(a)	$73,493	(a)(b)	$64,201	(a)	$64,960	(a)
Travel expenses	9,059		7,090		7,812
Professional services	21,588		15,808		16,893
Office expenses	9,911		9,243		10,047
Directors expenses	3,473		3,382		4,789
Aircraft management fee	—		—		6,395
Other expenses	10,744		16,477		9,332

	$128,268		$116,201		$120,228

(a)
Includes share-based compensation of  $7,538,  $3,910 and  $3,403 in the years ended December 31, 2008, 2009 and 2010, respectively.

(b)
Personnel expenses includes severance payments of  $2.9 million.

Other expenses	12 Months Ended
Dec. 31, 2010
Other expenses [Abstract]
Other expenses [Text Block]

21. Other expenses

Our other expenses of  $3.0 million in the year ended December 31, 2009, reflect an accrual for the costs incurred by the Company in connection with the proposed all share Amalgamation between AerCap Holdings N.V. and Genesis Lease Limited.

Asset impairment	12 Months Ended
Dec. 31, 2010
Asset impairment [Abstract]
Asset impairment [Text Block]

22. Asset impairment

Asset impairment include the following expenses:

	2009	2010
Flight equipment	$32,574	$11,764
Intangible lease premium	—	2,673

	$32,574	$14,437

Our long-lived assets, excluding goodwill, include: flight equipment, inventory and finite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the assets' carrying amount is not recoverable from its undiscounted cash flows.

We performed an impairment analysis of our long-lived assets during the year 2010 and as of December 31, 2010. In this impairment analysis, we focused on aircraft older than 15 years, since the cash flows supporting our carrying values of those aircraft are more dependent upon current lease contracts, which leases are more sensitive. In addition, we believe that residual values of older aircraft are more exposed to non-recoverable declines in value in the current economic environment.

In the year ended December 31, 2010, we recognized an impairment of  $11.8 million. The impairment related to three discrete factors including one older A320 aircraft which was repossessed from a lessee, one A320 aircraft for which the impairment was triggered by the receipt of  $9.0 million of end-of-lease payments from the previous lessee and the impairment of one engine. Our impairment analysis also resulted in an impairment on our finite-lived intangible assets of  $2.7 million, which was also triggered by a lessee default.

As of December 31, 2010 we owned 271 aircraft of which 47 were older than 15 years. The 47 aircraft had a net book value of  $470.3 million which represented 6.0% of our total flight equipment held for operating lease. The undiscounted cash flows of the 47 aircraft older than 15 years were estimated at  $629.9 million, which represents 34% excess above net carrying value. As of December 31, 2010 all of the 47 aircraft passed the recoverability test, accordingly no impairment was recognized for these 47 aircraft. The aircraft passed the recoverability test with undiscounted cash flows exceeding the carrying value of aircraft between 1% and 148%. The following assumptions drive the undiscounted cash flows: contracted lease rents per aircraft through current lease expiry, subsequent re-lease rates based on current marketing information and residual values based on current market transactions. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might triggering further impairments.

There can be no assurance that the Company's estimates and assumptions regarding the economic environment, or the period or strength of recovery, made for purposes of the long-lived asset impairment tests will prove to be accurate predictions of the future. A deterioration in the global economic environment and a decrease of appraised values will have a negative effect on the undiscounted cash flow, which might then trigger impairment on some of the 47 aircraft which are older than 15 years.

Earnings per common share	12 Months Ended
Dec. 31, 2010
Earnings per common share [Abstract]
Earnings per common share [Text Block]

23. Earnings per common share

Basic and diluted earnings per share (EPS) is calculated by dividing net income by the weighted average of our common shares outstanding. As disclosed in Note 18, there are 3.1 million share options and restricted shares outstanding under the NV Equity Plan, however the diluted earnings per common share is insignificant and therefore not different from the basic earnings per common share. The computations of basic and diluted earnings per common share for the periods indicated below are shown in the following table:

	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2010
Net income for the computation of basic and diluted earnings per share	$151,806	$165,166	$207,573
Weighted average common shares outstanding	85,036,957	85,036,957	114,952,639

Basic and diluted earnings per common share	$1.79	$1.94	$1.81

Related party transactions	12 Months Ended
Dec. 31, 2010
Related party transactions [Abstract]
Related party transactions [Text Block]

24. Related party transactions

AerDragon consists of two joint venture companies Dragon Aviation Leasing Company Limited, or Dragon, based in China and AerDragon Aviation Partners Limited or AerDragon, based in Ireland. Both companies are owned 50% by China Aviation Supplies Holding Company, 25% by affiliates of Crédit Agricole and 25% by AerCap. In 2007, AerCap assigned a purchase right it had with Airbus under AerCap's 1999 forward order agreement relating to an A320 aircraft which was then directly acquired by AerDragon. In addition, during 2007 AerCap sold an A320 aircraft that was subject to a lease with an airline to AerDragon and guaranteed AerDragon's performance under the debt which was assumed by AerDragon from AerCap in the transaction. Both of these transactions were executed at terms, which we believe reflected market conditions at the time. AerCap provides lease management, insurance management and aircraft asset management services to AerDragon. AerCap charged AerDragon a total of  $0.8 million as a guarantee fee and for these management services during 2010. We apply equity accounting for our 25% investment in both joint venture companies. Accordingly, the income statement effects of all transactions with either of the joint venture companies are eliminated in our financial statements.

AerCo is an aircraft securitization vehicle from which we hold all of the most junior class of subordinated notes and some notes immediately senior to those junior notes. We do not recognize value for the AerCo notes which we still hold on our consolidated balance sheets. Through March 2003 we consolidated AerCo, but we deconsolidated the vehicle in accordance with ASC 810 at that time. Subsequent to the deconsolidation of AerCo, we have received interest from AerCo on its D note investment of  $1.7 million and  $0.4 million for the year ended December 31, 2006 and the year ended December 31, 2007, respectively. In addition, we provide a variety of management services to AerCo for which we received fees of  $5.2 million,  $4.8 million,  $4.6 million,  $4.6 million and  $4.1 million the years ended December 31, 2006, 2007, 2008, 2009 and 2010, respectively.

We have made payments to Cerberus and third parties on behalf of Cerberus totaling  $1.2 million in 2005 and 2006. The payments to Cerberus represent reimbursement of consulting fees paid by Cerberus to individuals who have assisted us in the evaluation of portfolio or company purchases, including our AeroTurbine Acquisition. In addition, this amount also includes  $0.2 million of reimbursements for consulting services incurred by Cerberus in connection with Cerberus's evaluation of the 2005 Acquisition. If we accept services from individuals employed by or contracted through Cerberus in the future, we will establish consulting agreements directly with such individuals instead of working with them through Cerberus. We expect these arrangements to reflect arms' length negotiations that will not be more favorable than the terms we could negotiate with an independent party. Payments to third parties on behalf of Cerberus consist of payments to advisors engaged by Cerberus in connection with the 2005 Acquisition.

On November 11, 2010 we issued approximately 29.8 million new shares to Waha. In exchange, we received  $105 million in cash, Waha's 50% interest in the joint venture company AerVenture, a 40% interest in Waha's own 12-aircraft portfolio and a 50% interest in four CRJ aircraft.

In February 2006, we entered into a guarantee arrangement with DvB Bank AG and Aozora Bank Limited, an entity that is majority owned by Cerberus. In addition, Mr. Korteweg, the Chairman of our Board of Directors, and Mr. Jonkhart, a non-executive director, are and or were also on the board of directors of Aozora Bank. The guarantee supports certain of our obligations to a Japanese operating lessor of up to  $13.8 million in connection with a JOL financing. The Japanese operating lessor required the guarantee as additional credit support following the 2005 Acquisition. We leased the A320 aircraft from the Japanese operating lessor under a lease and then subleased the aircraft to an aircraft operator. In the event we fail to make certain payments related to JOL financing, DvB Bank will make the payment on our behalf but will be reimbursed by Aozora Bank for any payments made. We have agreed to indemnify Aozora Bank for any payments it makes under the guarantee arrangement. The guarantee expired in March 2010. Under the terms of the guarantee arrangement, we were required to provide cash collateral to Aozora Bank if we breach certain financial covenants. We paid Aozora Bank a guarantee fee of 4.1% per annum of the amount guaranteed.

In April 2006, we entered into a senior secured revolving credit facility in the aggregate amount of up to  $1.0 billion with UBS Real Estate Securities Inc., UBS Securities Inc., Deutsche Bank Trust Company Americas and certain other financial institutions. Aozora Bank is a syndicate member under the facility and participated in up to  $50.0 million of the Class A loans and up to  $25.0 million of the Class B loans issued thereunder, representing 7.0% of the Class A loans and 13.9% of the Class B loans. As of December 31, 2010, we had drawn and there remained outstanding  $489.6 million of the class A loans and  $102.0 million of the class B loans.

In 2008, we acquired one A320-200, two Boeing 737s, one Boeing 757 and six MD80s from EntreCap, an entity controlled by Cerberus. The purchase price of these aircraft was approximately  $67 million.

Commitments and contingencies	12 Months Ended
Dec. 31, 2010
Commitments and contingencies [Abstract]
Commitments and contingencies [Text Block]

25. Commitments and contingencies

Property and other rental commitments

We have entered into property rental commitments with third parties and have lease arrangements with respect to company cars and office equipment. Minimum payments under the property rental agreements are as follows:

2011	$5,702
2012	5,026
2013	4,134
2014	2,012
2015	1,753
Thereafter	10,042

$28,669

Legal proceedings

VASP litigation

We leased 13 aircraft and three spare engines to Viação Aerea de São Paulo, or VASP, a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our aircraft. In 1992, we obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines in 1992. VASP appealed this decision. In 1996, the High Court of the State of Sao Paulo ruled in favor of VASP on its appeal. We were instructed to return the aircraft and engines to VASP for lease under the terms of the original lease agreements. The High Court also granted VASP the right to seek damages in lieu of the return of the aircraft and engines. Since 1996 we have pursued this case in the Brazilian courts through various motions and appeals. On March 1, 2006, the Superior Court of Justice dismissed our most recent appeal and on April 5, 2006 a special panel of the Superior Court of Justice confirmed the Superior Court of Justice decision. On May 15, 2006 we appealed this decision to the Federal Supreme Court. In September 2009 the Federal Supreme Court of Justice presiding over the case ordered an opinion on our appeal from the office of the Attorney General. This opinion was provided in October 2009. The Attorney General recommends that the extraordinary appeal should be accepted for trial and that the case would be subjected to a new judgment, before the Superior Court of Justice. The Federal Supreme Court is not bound by the opinion of the Attorney General. However, our external legal counsel informed us that it would be normal practice to take this opinion into consideration. There are no assurances though whether the Federal Supreme court would rule in accordance with the Attorney General opinion or, if it did, what the outcome of the judgment of the Superior Court of Justice would be.

On February 23, 2006, VASP commenced a procedure for the calculation of the award for damages and since then both we and VASP have appointed experts to assist the court in calculating damages. Our external legal counsel has advised us that even if we lose on the merits, they do not believe that VASP will be able to demonstrate any damages. We continue to actively pursue all courses of action that may be available to us and intend to defend our position vigorously.

In July 2006, we commenced a claim for damages in the English courts against VASP based on the damages we incurred as a result of the default by VASP under seven lease obligations where the leases were governed by English law. VASP was served process in Brazil in October 2007 and in response has filed an application to challenge the jurisdiction of the English court which we will oppose. VASP has applied to the Court to adjourn the date for the hearing of its application to challenge the jurisdiction of the English Court pending the sale of some of its assets in Brazil. We have opposed this application and by an order dated March 6, 2008 the English court dismissed VASP's applications. In September 2008 the bankruptcy court in Brazil ordered the bankruptcy of VASP. VASP has appealed this decision. In December 2008, we filed with the English court an application for default judgment for loss of profits plus accrued interest under seven lease agreements. On March 16, 2009 we obtained a default judgment in which we have been awarded a claim of approximately  $40.0 million for loss of profit plus accrued interest under seven lease agreements. In order to obtain this award, we will need to begin enforcement proceedings in Brazil against VASP, which is currently in bankruptcy. We cannot give any assurance as to the outcome of this claim.

In addition to the claim in the English courts we have also commenced proceedings in the Irish courts against VASP based on the damages we incurred as a result of the default of VASP under nine lease obligations where the leases were governed by Irish law. The Irish courts have granted an order for service of process, however VASP is currently opposing this service of process in Brazil. The Brazilian Superior Court of Justice ruled that service of process on VASP has been completed, however VASP has appealed that decision and pending the outcome of that appeal we cannot make an application to the Irish courts.

Our management, based on the advice of external legal counsel, has determined that it is not necessary to make any provision for this litigation.

Fair value measurements	12 Months Ended
Dec. 31, 2010
Fair value measurements [Abstract]
Fair value measurements [Text Block]

26. Fair value measurements

In September 2006, the FASB issued ASC 820, which is effective for fiscal years beginning after November 15, 2007. We adopted the standard on January 1, 2008.

Under ASC 820, the Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are based primarily on management's own estimates and are calculated based upon the Company's pricing policy, the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.

The Company adopted ASC 820 for all financial assets and liabilities and non-financial assets required to be measured at fair value on a recurring basis, prospectively from January 1, 2008. The application of ASC 820 for financial instruments which are periodically measured at fair value did not have a material effect on the Company's results of operations or financial position.

Under ASC 820, there is a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring assets and liabilities at fair value.

The three broad levels defined by the ASC 820 hierarchy are as follows:

Level 1—Quoted prices available in active markets for identical assets or liabilities as of the reported date.

Level 2—Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

Level 3—Unobservable inputs from the Company's own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include the Company's own data.

When there are no observable comparables, inputs used to determine value are derived through extrapolation and interpolation and other Company-specific inputs such as projected financial data and the Company's own views about the assumptions that market participants would use.

The following table summarizes our financial assets and liabilities as of December 31, 2010 that we measured at fair value on a recurring basis by level within the fair value hierarchy. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

	December 31, 2010	Level 1	Level 2	Level 3
Cash and cash equivalents	$404,450	$404,450	$—	$—
Restricted cash	222,464	222,464	—	—
Derivative assets	55,211	—	55,211
Derivative liabilities	(55,769)	—	(55,769)	—

	$626,356	$626,914	$(558)	$—

Our cash and cash equivalents, along with our restricted cash and cash equivalents balances, consists largely of money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as level 1 within our fair value hierarchy. Our derivative assets and liabilities included in level 2 consist of United States dollar denominated interest rate caps and foreign currency forward contracts swaps. Their fair values are determined by applying standard modeling techniques under the income approach to relevant market interest rates (cash rates, futures rates, swap rates) in effect at the period close to determine appropriate reset and discount rates. Changes in fair value are recognized immediately in income.

We also measure the fair value of certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include aircraft. We record aircraft at fair value when we determine the carrying value may not be recoverable, in accordance with ASC 360 and other accounting pronouncements requiring re-measurements at fair value. Fair value measurements for aircraft in impairment tests are based on level 3 inputs, which include the Company's assumptions as to future cash proceeds from leasing and selling aircraft. In the year ended December 31, 2010, we recognized an impairment of  $14.4 million. The impairment primarily related to two A320 aircraft and one engine. For one A320 aircraft the impairment was triggered by the receipt of  $9.0 million of end-of-lease payments from the previous lessees. These end-of-lease payments were recorded as lease revenue during 2010. The impairment on the second A320 aircraft and the intangible lease premium was triggered by the default of the respective lessees.

Our financial instruments consist principally of investments, notes receivable, restricted cash, derivative assets and cash equivalents. The fair value of notes receivable, restricted cash and cash and cash equivalents approximates the carrying value of these financial instruments because of their short term nature. The fair values of our debt are estimated using a discounted cash flow analysis, based on our current incremental borrowing rates for similar types of borrowing arrangements.

The carrying amounts and fair values of our financial instruments at December 31, 2009 and 2010 are as follows:

	December 31, 2009		December 31, 2010
	Book value	Fair value	Book value	Fair value
Assets
Notes receivable	$138,488	$138,488	$15,497	$15,497
Restricted cash	140,746	140,746	222,464	222,464
Derivative assets	44,866	44,866	55,211	55,211
Cash and cash equivalents	182,617	182,617	404,450	404,450

	$506,717	$506,717	$697,622	$697,622

Liabilities
Debt	$4,846,664	$4,360,128	$6,566,163	$6,177,381
Derivative liabilities	7,801	7,801	55,769	55,769
Guarantees	2,342	2,342	1,251	1,251

	$4,856,807	$4,370,271	$6,623,183	$6,234,401

Recent accounting pronouncements	12 Months Ended
Dec. 31, 2010
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements [Text Block]

27. Recent Accounting Pronouncements

ASU 2009-17

Effective January 1, 2010, the Company adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2009-17 ("ASU 2009-17"), Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, which requires an enterprise to perform an analysis to determine whether the enterprise's variable interest, or interests, give it a controlling financial interest in a variable interest entity. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity's purpose and design and the reporting entity's ability to direct the activities of the other entity that most significantly impact the other entity's economic performance. This ASU amends certain guidance for determining whether an entity is a variable interest entity and requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. ASU 2009-17 requires a reporting entity to provide additional disclosures about its involvement with variable interest entities and any significant changes in risk exposure due to that involvement. The adoption of ASU 2009-17 did not have a material impact on our consolidated financial statements.

ASU 2010-06

In January 2010, the FASB issued ASU 2010-06 ("ASU 2010-06"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which requires new disclosures (1) to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers, and (2) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3), to present separately information about purchases, sales issuances, and settlements on a gross basis rather than as one net number. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of ASU 2010-06 did not have a material impact on our consolidated financial statements.

Subsequent events	12 Months Ended
Dec. 31, 2010
Subsequent events [Abstract]
Subsequent events [Text Block]	28. Subsequent events In March 2011, one of our lessees, Wataniya Airways ("Kuwait National Airways"), ceased operations. The leases on all of three aircraft have been terminated.